UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontegra Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd.
Suite 500
Northbrook, Illinois 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860
Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2010

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Frontegra IronBridge Small Cap Fund
Frontegra IronBridge SMID Fund
Frontegra IronBridge Global Focus Fund
Frontegra Mastholm International Equity Fund
Frontegra Netols Small Cap Value Fund

Frontegra Asset Management, Inc.

June 30, 2010

TABLE OF CONTENTS

Shareholder Letter	1
Expense Example	2
Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Report from Reams Asset Management Company, LLC	5
Investment Highlights	8
Schedule of Investments	9
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Investment Highlights	21
Schedule of Investments	22
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31
Frontegra IronBridge Small Cap Fund
Frontegra IronBridge SMID Fund
Report from IronBridge Capital Management, L.P.	33
Investment Highlights	36
Schedule of Investments	37
Statement of Assets and Liabilities	41
Statement of Operations	42
Statements of Changes in Net Assets	43
Financial Highlights	44
Investment Highlights	45
Schedule of Investments	46
Statement of Assets and Liabilities	50
Statement of Operations	51
Statements of Changes in Net Assets	52
Financial Highlights	53

Frontegra IronBridge Global Focus Fund
Report from IronBridge Capital Management, L.P.	55
Investment Highlights	57
Schedule of Investments	58
Portfolio Diversification	60
Statement of Assets and Liabilities	61
Statement of Operations	62
Statements of Changes in Net Assets	63
Financial Highlights	64
Frontegra Mastholm International Equity Fund
Report from Mastholm Asset Management, LLC	66
Investment Highlights	68
Schedule of Investments	69
Portfolio Diversification	71
Statement of Assets and Liabilities	72
Statement of Operations	73
Statements of Changes in Net Assets	74
Financial Highlights	75
Frontegra Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	77
Investment Highlights	78
Schedule of Investments	79
Statement of Assets and Liabilities	82
Statement of Operations	83
Statements of Changes in Net Assets	84
Financial Highlights	85
Notes to Financial Statements	87
Report of Independent Registered Public Accounting Firm	101
Board of Directors’ Approval of Interim and New Subadvisory Agreements and Advisory Agreement	102
Voting Results of Special Meetings of Shareholders	107
Additional Information
Directors and Officers	108
Foreign Tax Credit	111
Qualified Dividend Income/Dividends Received Deduction	111
Additional Information Applicable to Foreign Shareholders Only	112

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontegra Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062.  Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds’ investment adviser.

This page intentionally left blank.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past twelve months ending June 30, 2010.  The past twelve months have seen a general rebound following the volatile markets of late 2008 and early 2009.  The S&P 500 Index was up 14.43%, and small capitalization stocks advanced strongly, with the Russell 2000 Index returning 21.48%.  International stocks, as measured by the MSCI EAFE Index, returned 6.38% over the twelve-month period.  The U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was up 9.50% for the year.

Fund Results

For the twelve month period ending June 30, 2010, the Funds generated the following net (i.e. after fee) returns:

The Frontegra Columbus Core Plus Fund - Institutional Class, managed by Reams Asset Management Company, returned 19.12% versus the 9.50% return of the Barclays Capital U.S. Aggregate Bond Index; the Frontegra Columbus Core Fund, also managed by Reams Asset Management Company, returned 15.60%.

The Frontegra IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned 16.72% versus the 21.48% return for the Russell 2000 Index; the Frontegra IronBridge SMID Fund returned 15.88% versus the Russell 2500 Index return of 24.03%.

The Frontegra Mastholm International Equity Fund, managed by Mastholm Asset Management since mid-October 2009, returned 0.52% versus the benchmark return of 6.38% for the MSCI EAFE Index.

The Frontegra Netols Small Cap Value Fund - Institutional Class, managed by Netols Asset Management, returned 11.76% versus the Russell 2000 Value Index return of 25.07%.

For the period from September 18, 2009, through June 30, 2010, the Frontegra IronBridge Global Focus Fund, also managed by IronBridge Capital Management, returned -8.60% versus the MSCI World Index Net return of -7.10%.

Outlook

While markets have rebounded from their lows, they remain tentative and volatile.  As we embark on a new fiscal year, we will endeavor to navigate these turbulent waters with agility and skill.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past.  As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Best regards,

William D. Forsyth, CFA
President
Frontegra Funds, Inc.

Frontegra Funds
EXPENSE EXAMPLE
June 30, 2010 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.  Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.  A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra IronBridge Global Focus and Mastholm International Equity Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/10 – 6/30/10).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses.  However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

Frontegra Funds
EXPENSE EXAMPLE (continued)
June 30, 2010 (Unaudited)

	Beginning Account	Ending Account	Annualized	Expenses Paid
Frontegra Fund	Value 1/1/2010	Value 6/30/2010	Expense Ratio*	During the Period*

Columbus Core Plus
Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,073.00	0.35%	$1.80
Hypothetical 5% Return	$1,000.00	$1,023.00	0.35%	$1.76

Columbus Core Plus
Fund – Class Y
Actual Fund Return	$1,000.00	$1,070.80	0.75%	$3.85
Hypothetical 5% Return	$1,000.00	$1,021.08	0.75%	$3.76

Columbus Core Fund
Actual Fund Return	$1,000.00	$1,057.00	0.35%	$1.79
Hypothetical 5% Return	$1,000.00	$1,023.00	0.35%	$1.76

IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$ 974.00	1.07%	$5.24
Hypothetical 5% Return	$1,000.00	$1,019.00	1.07%	$5.36

IronBridge SMID Fund
Actual Fund Return	$1,000.00	$ 980.00	0.95%	$4.66
Hypothetical 5% Return	$1,000.00	$1,020.00	0.95%	$4.76

IronBridge Global Focus Fund
Actual Fund Return	$1,000.00	$ 902.20	1.00%	$4.72
Hypothetical 5% Return	$1,000.00	$1,019.84	1.00%	$5.01

Mastholm International Equity Fund
Actual Fund Return	$1,000.00	$ 859.00	0.75%	$3.46
Hypothetical 5% Return	$1,000.00	$1,021.00	0.75%	$3.76

Netols Small Cap Value
Fund – Institutional Class
Actual Fund Return	$1,000.00	$ 948.00	1.10%	$5.31
Hypothetical 5% Return	$1,000.00	$1,019.00	1.10%	$5.51

Netols Small Cap
Value Fund – Class Y
Actual Fund Return	$1,000.00	$ 946.00	1.50%	$7.24
Hypothetical 5% Return	$1,000.00	$1,017.00	1.50%	$7.50

*	Expenses are equal to each Fund’s annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA
COLUMBUS CORE PLUS FUND

FRONTEGRA
COLUMBUS CORE FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Fellow Shareholders:

The Frontegra Columbus Core Plus Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities of varying maturities.  This objective is relative to and measured against the Barclays Capital U.S. Aggregate Bond Index.

The Frontegra Columbus Core Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of investment grade bonds of varying maturities.  This objective is relative to and measured against the Barclays Capital U.S. Aggregate Bond Index.

Performance Review

For the 12 month fiscal year ending June 30, 2010, the Frontegra Columbus Core Plus Fund, Institutional Class, had a net return of 19.12% compared to a return of 9.50% for the Barclays Capital U.S. Aggregate Bond Index.  Macro factors were positive, with duration strategy adding 26 basis points and the yield curve strategy adding 7 basis points.  Sector decisions added 481 basis points while security selection added 483 basis points.  Within these categories, investment grade credit added 400 basis points and high yield added 271 basis points as spreads tightened in these overweighted sectors particularly in the last two quarters of 2009.  An overweight position in asset backed securities (“ABS”) and commercial mortgage backed securities (“CMBS”) added 215 and 115 basis points to performance, respectively.  Non-dollar added 2 basis points to performance.  Government related subtracted 21 basis points and mortgage backed securities (“MBS”) subtracted 18 basis points as the portfolio was underweight in these two outperforming sectors.

For the 12 month fiscal year ending June 30, 2010, the Frontegra Columbus Core Fund had a net return of 15.60% compared to a return of 9.50% for the Barclays Capital U.S. Aggregate Bond Index.  Macro factors were positive, with duration strategy adding 48 basis points and the yield curve strategy neither adding to nor subtracting from performance.  Sector decisions added 340 basis points while security selection added 257 basis points.  Within these categories, investment grade credit added 460 basis points due to an overweight position in this outperforming sector as well as superior issue selection.  An overweight position in CMBS and ABS added 70 and 47 basis points, respectively.  MBS added 41 basis points to performance.  Government related subtracted 21 basis points as the portfolio was underweight in this outperforming sector.  For both Funds, outperformance for the fiscal year was largely attributable to sector and security selection and the portfolios’ defensive positioning in the second half of the year.

Fixed Income Outlook

•
During the second quarter, global capital markets weathered multiple storms.  The largest and most far reaching of these storms has been sovereign debt problems in Europe, with Greece being the hardest hit.  In a desperate attempt to find a solution to the crisis, government officials presented a series of small bailout plans.  When these failed to pacify investor concerns, a massive €750 billion bailout package was approved by the European Union and the International Monetary Fund.  In addition to the bailout proposals, Germany announced a ban on short selling of sovereign debt and financial equities in an attempt to settle the volatile markets.

•
All of the proposed government bailout packages focused on liquidity in hopes that the crises could be averted.  Despite the massive size of the final bailout, investors were unsatisfied as they arrived at the sobering conclusion that abundant liquidity cannot rectify a problem rooted in inadequate solvency.  A not-unexpected chain reaction to investors’ displeasure has been a pummeling of the Euro currency (approximately a 9.3% decline vs. the U.S. dollar in the second quarter), as the bailout compromises the credibility of the European Union.

•
Domestically, the oil spill tragedy in the Gulf of Mexico cast a pall over the capital markets after the Deepwater Horizon drilling rig exploded and sank.  Each mitigation attempt initially inspired hope, but quickly faded to frustration as oil continued to flow.  While oil washed up on shores, estimates of the flow-rate of the spill crept higher, the scope of liabilities broadened, and the nation’s patience grew increasingly thin, BP was persuaded by the Obama administration to contribute $20 billion to a claims fund.  Relief well drilling is currently underway but not expected to be operational until August at the earliest.

•
The announcement that Goldman Sachs was being sued by the SEC and the shock of the “flash crash” provided added momentum for passage of the financial reform legislation.  The “flash crash” occurred when an already jittery market (a result of the social unrest in Greece) saw the Dow Jones Industrial Average suddenly fall nearly 1,000 points intra-day before recovering almost 700 points in approximately 20 minutes.  Lawmakers seized the moment and passed separate bills in both the House and the Senate.  An agreement in a House-Senate conference committee was announced, but the passing of Senator Byrd and a last minute addition of a $19 billion charge to banks for the government bailout left the Democratic members uncertain of securing the 60 votes necessary for passage of the final bill in the Senate.

•
Concerns rose late in the quarter that unemployment and personal debt continue to weigh down many U.S. consumers, impeding their ability to assist in the nation’s economic recovery.  Consumer spending is now needed to replace government spending; however, anemic housing numbers, retail sales, and the consumer confidence index all paint a picture that consumer strength may be weaker than most economists expected.  The U.S. government has provided abundant deficit spending, but pressure from record outstanding debt and budget deficits is mounting.  When government spending declines and if consumers remain weak, economic growth will be disappointing and market volatility is likely to remain elevated.

•
In regard to market performance during the second quarter, nearly all risk sectors underperformed.  High yield option-adjusted spreads widened 129 basis points, as initial strength gave way to selling pressure (a result of heightened investors’ concern over the European debt crisis).  CMBS widened 51 basis points.  Investment grade credit and ABS option-adjusted spreads widened 44 and 14 basis points, respectively.  The MBS sector witnessed modest positive excess returns during the second quarter.  The historically steep Treasury yield curve flattened and yields declined in a flight to quality rally.  The 30-year Treasury rate declined 82 basis points, but the 2-year Treasury declined only 41 basis points.

Columbus Core Plus Portfolio Strategy

•
As spreads widened in May and June, we increased our allocation to the corporate sector.  The portfolio is overweight in the credit sector with holdings focused on bank, insurance and utility issues that we expect to outperform.

•	Our weighting in Treasury securities declined during the quarter to make room in the portfolio for the additions in the corporate sector.

•	We maintain a “barbell” positioning to take advantage of the historically steep yield curve. If the yield curve flattens further, as we anticipate it might, the portfolio should outperform.

•
The portfolio is defensively positioned in MBS and, as a result, we are underweight the sector.  Our focus is on 10-year amortization, low coupon, agency mortgage securities.  We believe these shorter maturity securities have attractive spreads and a lower risk profile relative to other agency securities in the MBS sector.

•	We maintain our overweight position in the ABS sector. The holdings in this sector are focused on auto finance, which is backed by solid collateral.

Columbus Core Portfolio Strategy

•
The portfolio remains overweight in Treasury securities as we maintain a lower risk profile and also as a result of our “barbell” positioning to take advantage of the historically steep yield curve.  If the yield curve flattens further, as we anticipate it might, the portfolio should outperform.

•
After initially reducing some positions in April, we increased our allocation to the corporate sector as spreads widened in May and June.  The portfolio is focused on bank, insurance and utility issues that we expect to outperform.

•
The portfolio is defensively positioned in MBS and, as a result, we are underweight the sector.  Our focus is on 10-year amortization, low coupon, agency mortgage securities.  We believe these shorter maturity securities have attractive spreads and a lower risk profile relative to other agency securities in the MBS sector.

•	We maintain our overweight position in the ABS sector. The holdings in this sector are focused on auto finance, which is backed by solid collateral.

We appreciate your continued support as fellow shareholders in the Funds.

Regards,

Mark M. Egan, CFA, CPA	Thomas M. Fink, CFA
Reams Asset Management Company, LLC	Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*
FOR PERIODS ENDED 6/30/10	FUND	INDEX

SIX MONTHS	7.30%	5.33%

ONE YEAR	19.12%	9.50%

FIVE YEAR
AVERAGE ANNUAL	8.72%	5.54%

TEN YEAR
AVERAGE ANNUAL	8.04%	6.47%

This chart assumes an initial gross investment of $100,000 made on 6/30/00. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  The recent growth rate in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future.  Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

*	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund.  Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS
June 30, 2010

Principal Amount		Value

ASSET BACKED SECURITIES 10.3%
	Americredit Automobile
	Receivables Trust
$1,630,000	Series 2008-AF, Class A4,
	6.960%, 10/14/2014	$1,741,994
	Capital One Multi-Asset
	Execution Trust
1,395,000	Series 2006-9A, Class A9,
	0.365%, 05/15/2013	1,394,893
	Chase Issuance Trust
1,545,000	Series 2009-A7, Class A7,
	0.8000%, 09/17/2012	1,546,025
1,570,000	Series 2005-A13, Class A13,
	0.390%, 02/15/2013	1,569,129
	Chrysler Financial Auto
	Securitization Trust
2,225,000	Series 2009-B, Class A-2,
	1.150%, 11/08/2011	2,228,554
	Chrysler Financial Automobile TALF
1,010,000	Series 2009-AF, Class A3,
	2.820%, 01/15/2016	1,030,068
	Countrywide Asset-Backed Certificates
3,630,588	Series 2006-S2, Class A3,
	5.841%, 07/25/2027	1,185,430
1,558,244	Series 2006-S2, Class A4,
	6.091%, 07/25/2027	314,531
850,409	Series 2006-S5, Class A3,
	5.762%, 06/25/2035	242,722
1,444,276	Series 2007-S2, Class A6,
	5.779%, 05/25/2037	818,445
	Credit Suisse Mortgage
	Capital Certificates
1,865,756	Series 2009-12R, Class 41A1,
	5.250%, 03/27/2037
	(Acquired 10/06/2009,
	Cost $1,858,760) (b)	1,865,756
	Fifth Third Auto Trust
1,602,632	Series 2008-1, Class A3A,
	4.070%, 01/17/2012	1,611,395
	Ford Credit Auto Owner Trust
4,025,000	Series 2009-A, Class A3B,
	2.850%, 05/15/2013	4,102,633
2,355,000	Series 2009-D, Class A3,
	2.170%, 10/15/2013	2,386,859
	GE Capital Credit Card
	Master Note Trust
2,450,000	Series 2009-3, Class A,
	2.540%, 09/15/2014	2,478,999
	GMAC Mortgage
	Corporation Loan Trust
1,921,232	Series 2006-HE3, Class A3,
	5.805%, 10/25/2036	1,000,528
	GSAA Home Equity Trust
1,246,229	Series 2006-S1, Class 1A1,
	0.507%, 01/25/2037	159,125
	Hertz Vehicle Financing LLC
595,833	Series 2005-1A, Class A4,
	0.597%, 11/25/2011
	(Acquired 08/21/2008 and
	12/10/2008, Cost $575,908) (a)(b)	594,393
733,333	Series 2005-2A, Class A5,
	0.597%, 11/25/2011
	(Acquired 08/01/2008 and
	12/10/2008, Cost $713,583) (a)(b)	731,561
1,825,000	Series 2009-2A, Class A1,
	4.260%, 03/25/2014
	(Acquired 10/16/2009,
	Cost $1,824,891) (a)(b)	1,901,780
	Home Equity Mortgage Trust
4,384,619	Series 2006-5, Class A1,
	5.500%, 01/25/2037	569,115
	Hyundai Auto Receivables Trust
4,140,000	Series 2009-A, Class A3,
	2.030%, 08/15/2013	4,195,854

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Principal Amount		Value

ASSET BACKED SECURITIES 10.3% (continued)
	Keystone Owner Trust
$6,224	Series 1998-P1, Class M1,
	7.530%, 05/25/2025
	(Acquired 12/10/2008,
	Cost $5,734)(b)	$6,074
	Mid-State Trust
900,398	Series 11, Class A1,
	4.864%, 07/15/2038	865,537
	Residential Funding Mortgage Securities
129,137	Series 2005-HS1, Class AI2,
	4.660%, 09/25/2035	122,096
470,582	Series 2003-HS1, Class AI6,
	3.830%, 02/25/2033	412,248
630,000	Series 2005-HS1, Class AI4,
	5.110%, 09/25/2035	151,034
1,677,901	Series 2006-HSA1, Class A3,
	5.230%, 02/25/2036	742,213
1,360,964	Series 2006-HSA1, Class A4,
	5.490%, 02/25/2036	232,776
1,867,874	Series 2006-HSA1, Class A5,
	5.310%, 02/25/2036	889,351
472,445	Series 2006-HSA2, Class AI2,
	5.500%, 03/25/2036	426,161
1,160,000	Series 2006-HSA2, Class AI3,
	5.543%, 03/25/2036	539,094
820,000	Series 2006-HSA2, Class AI4,
	5.810%, 03/25/2036	164,609
	SACO I Trust
973,649	Series 2006-9, Class A1,
	0.497%, 08/25/2036	169,518
	SLM Student Loan Trust
1,220,594	Series 2008-1, Class A1,
	0.511%, 07/25/2013	1,221,347
3,479,380	Series 2008-2, Class A1,
	0.613%, 01/25/2015	3,480,907
	Total Asset Backed Securities
	(Cost $47,423,273)	43,092,754

CORPORATE BONDS 24.5%

	Airlines 1.2%
	Northwest Airlines, Inc.
3,261,371	7.027%, 11/01/2019	3,098,303
	United Airlines
1,899,132	6.636%, 07/02/2022	1,747,202
		4,845,505
	Commercial Banks 1.2%
	Manufacturers & Traders Trust Co.
1,860,000	5.629%, 12/01/2021	1,758,163
	Marshall & Ilsley Bank
3,405,000	0.808%, 12/04/2012 (a)	3,071,092
		4,829,255
	Consumer Finance 1.6%
	Ford Motor Credit Co.
1,540,000	8.000%, 12/15/2016	1,574,790
1,605,000	8.125%, 01/15/2020	1,638,211
	GMAC, Inc.
1,767,000	6.750%, 12/01/2014	1,709,573
1,955,000	8.300%, 02/12/2015
	(Acquired 02/09/2010 and
	03/04/2010, Cost $1,945,313) (b)	1,979,437
		6,902,011
	Diversified Financial Services 7.1%
	Bank of America Corp.
1,730,000	5.750%, 12/01/2017	1,794,150
4,270,000	7.625%, 06/01/2019	4,891,319
1,630,000	5.625%, 07/01/2020	1,642,947
	Capital One Bank
1,260,000	8.800%, 07/15/2019	1,572,998
	Citigroup, Inc.
5,875,000	8.500%, 05/22/2019	7,003,728
	Credit Suisse AG
1,605,000	5.400%, 01/14/2020	1,595,794
	Goldman Sachs Group, Inc. / The
3,290,000	6.000%, 06/15/2020	3,392,427

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Principal Amount		Value

CORPORATE BONDS 24.5% (continued)

	Diversified Financial
	Services 7.1% (continued)
	Lehman Brothers Holdings
$7,000,000	6.875%, 05/02/2018
	(Acquired 09/16/2008,
	Cost $2,343,205) (d)	$1,426,250
	Lloyds TSB Bank PLC
2,525,000	5.800%, 01/13/2020
	(Acquired Multiple Dates,
	Cost $2,452,897) (b)(c)	2,383,335
	Morgan Stanley
4,170,000	5.500%, 01/26/2020	4,034,058
		29,737,006
	Diversified Telecommunication
	Services 0.3%
	Qwest Corp.
1,515,000	7.125%, 11/15/2043	1,306,688

	Electric Utilities 5.0%
	AES Eastern Energy
1,235,524	9.000%, 01/02/2017	1,272,590
3,020,000	9.670%, 01/02/2029	3,261,600
	AES Red Oak LLC
253,485	8.540%, 11/30/2019	250,317
	Borger Energy Funding
2,413,025	7.260%, 12/31/2022
	(Acquired 08/14/2008 and
	12/10/2008, Cost $2,330,242) (b)	2,250,146
	Bruce Mansfield Unit
843,751	6.850%, 06/01/2034	881,432
	Homer City Funding LLC
4,060,060	8.734%, 10/01/2026	3,735,255
	Indianapolis Power & Light Co.
1,100,000	6.050%, 10/01/2036
	(Acquired Multiple Dates,
	Cost $1,061,374) (b)	1,173,199
	Indiantown Cogeneration LP
2,680,000	9.770%, 12/15/2020	2,962,392
	Kiowa Power Partners LLC
584,512	4.811%, 12/30/2013
	(Acquired Multiple Dates,
	Cost $582,248) (b)	594,255
	Mackinaw Power LLC
1,147,297	6.296%, 10/31/2023
	(Acquired Multiple Dates,
	Cost $1,109,805) (b)	1,175,613
	Selkirk Cogen Funding Corp.
723,577	8.980%, 06/26/2012	768,793
	Tenaska Gateway Partners Ltd.
539,477	6.052%, 12/30/2023
	(Acquired 05/31/2007 and
	08/03/2007, Cost $539,477) (b)	554,442
	Windsor Financing LLC
1,811,892	5.881%, 07/15/2017
	(Acquired Multiple Dates,
	Cost $1,633,223) (b)	1,697,399
		20,577,433
	Industrial Consumer Services 0.3%
	ERAC USA Finance Company
975,000	6.375%, 10/15/2017
	(Acquired 10/23/2008 and
	12/10/2008, Cost $744,635) (b)	1,097,537

	Insurance 6.7%
	AIG, Inc.
2,020,000	4.250%, 05/15/2013	1,949,300
	AIG Sunamerica
280,000	0.000%, 07/26/2010	278,600
	AIG Sunamerica Global Financial
3,760,000	6.300%, 05/10/2011
	(Acquired Multiple Dates,
	Cost $3,640,140) (b)	3,797,600
1,090,000	6.900%, 03/15/2032
	(Acquired 02/23/2010,
	Cost $1,014,310) (b)	1,008,250

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Principal Amount		Value

CORPORATE BONDS 24.5% (continued)

	Insurance 6.7% (continued)
	ASIF Global Financing XIX
$3,945,000	4.900%, 01/17/2013
	(Acquired Multiple Dates,
	Cost $3,878,206) (b)	$3,866,100
	Genworth Global Funding
430,000	5.250%, 05/15/2012	442,427
2,590,000	5.875%, 05/03/2013
	(Acquired 02/10/2010,
	Cost $2,604,096) (b)	2,677,902
	Hartford Financial
	Services Group, Inc.
965,000	4.000%, 03/30/2015	947,421
560,000	8.125%, 06/15/2038	508,200
1,350,000	6.625%, 03/30/2040	1,253,572
	Jackson National Life Global Funding
830,000	5.375%, 05/08/2013
	(Acquired 05/01/2008 and
	12/10/2008, Cost $825,359) (b)	891,671
	Lincoln National Corp.
1,270,000	6.250%, 02/15/2020	1,360,575
1,315,000	7.000%, 06/15/2040	1,385,017
	Monumental Global Funding
1,605,000	5.500%, 04/22/2013
	(Acquired Multiple Dates,
	Cost $1,603,546) (b)	1,716,698
885,000	5.250%, 01/15/2014
	(Acquired 05/06/2009 and
	06/10/2009, Cost $835,130) (b)	963,386
	Nationwide Life Global Fund
795,000	5.450%, 10/02/2012
	(Acquired 09/25/2007 and
	12/10/2008, Cost $793,225) (b)	824,856
	Prudential Financial, Inc.
1,080,000	5.375%, 06/21/2020	1,093,798
1,295,000	6.625%, 06/21/2040	1,317,910
	Prudential Holdings LLC
1,045,000	7.245%, 12/18/2023
	(Acquired 02/11/2010 and
	04/08/2010, Cost $1,137,154) (b)	1,171,905
490,000	8.695%, 12/18/2023
	(Acquired Multiple Dates,
	Cost $570,568) (b)	585,241
		28,040,429
	Oil and Gas 0.4%
	Shell International Finance BV
1,885,000	3.100%, 06/28/2015	1,914,170

	Oil, Gas & Consumable Fuels 0.8%
	Anadarko Petroleum Corporation
905,000	6.200%, 03/15/2040	716,019
	El Paso Corp.
1,355,000	7.000%, 06/15/2017	1,347,370
	Valero Energy Corp.
1,430,000	6.125%, 02/01/2020	1,469,462
		3,532,851
	Total Corporate Bonds
	(Cost $97,423,067)	102,782,885

MORTGAGE BACKED SECURITIES 21.9%
	Bank of America
	Commercial Mortgage, Inc.
3,935,000	Series 2006-3, Class A4,
	5.889%, 07/10/2044	3,996,971
4,440,000	Series 2009-UB1, Class A4,
	5.621%, 06/24/2050
	(Acquired 06/18/2009 and
	07/07/2009, Cost $3,670,269) (b)	4,708,724
	CitiMortgage Alternative Loan Trust
1,858,421	Series 2007-A4, Class 2A1,
	5.500%, 04/25/2022	1,585,943

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Principal Amount		Value

MORTGAGE BACKED
SECURITIES 21.9% (continued)
	Credit Suisse First Boston
	Mortgage Securities Corp.
$306,375	Pool # 2005-10,
	5.000%, 09/25/2015	$305,828
64,319	Pool # 2003-1, 7.000%, 02/25/2033	69,269
	Credit Suisse Mortgage
2,625,000	Pool #2009-RR1,
	5.383%, 11/15/2016
	(Acquired 07/09/2009 and
	12/29/2009, Cost $2,154,493) (b)	2,700,770
	FHLMC REMIC (e)
8,559,600	Series 3609, 4.000%, 12/15/2024	8,996,839
249,241	Series 2750, 4.000%, 05/15/2026	251,233
	FNMA Pool (e)
4,518,873	Pool #MA0357, 4.000%, 04/25/2019	4,778,598
4,518,005	Pool #931711, 4.000%, 08/01/2019	4,777,680
2,308,865	Pool #MA0174, 4.000%, 09/25/2019	2,441,568
5,055,926	Pool #MA0235, 4.000%, 09/25/2019	5,346,518
4,629,250	Pool #932108, 4.000%, 11/25/2019	4,895,318
15,161,453	Pool #MA0298, 4.000%, 06/25/2019	16,032,864
6,781,940	Pool #MA0380, 4.000%, 05/25/2020	7,171,736
727,158	Pool #464398, 5.970%, 01/25/2040	807,639
562,800	Pool #464400, 5.970%, 01/25/2040	625,090
	FNMA REMIC (e)
62,815	Series 1994-3, Class PL,
	5.500%, 01/25/2024	69,540
	FNMA TBA (e)
2,552,637	Pool #000TBA, 3.330%, 01/01/2020	2,598,099
	GS Mortgage Securities Corp. II
2,445,811	Series 2007-EOP, Class A1,
	0.444%, 03/06/2020
	(Acquired Multiple Dates,
	Cost $2,372,656) (a)(b)	2,367,455
4,405,000	Series 2007-GG10, Class A4,
	5.999%, 08/10/2045 (a)	4,330,867
	LB-UBS Commercial Mortgage Trust
1,280,000	Series 2007-C2, Class A3,
	5.430%, 02/15/2040	1,283,869
	Master Asset Securitization Trust
207,338	Pool # 2004-3, 4.750%, 01/25/2014	211,569
	Morgan Stanley Mortgage Loan Trust
735,591	Series 2006-7, 5.000%, 06/25/2021	667,944
	Morgan Stanley REMIC Trust
4,045,000	Series 2009-GG10, Class A4A,
	5.805%, 08/12/2045
	(Acquired 01/04/2010 and
	01/25/2010, Cost $3,784,247) (b)	4,240,486
	Residential Accredit Loans, Inc.
991,855	Series 2005-QS3, Class A1,
	5.000%, 03/25/2020	924,544
1,113,795	Series 2004-QS4, Class A1,
	4.350%, 03/25/2034	1,096,989
	Wachovia Bank
	Commercial Mortgage Trust
1,220,000	Series 2006-C23, Class A4,
	5.418%, 01/15/2045	1,272,140
	Wells Fargo Alternative Loan Trust
1,697,613	Series 2007-PA3, Class 6A1,
	5.500%, 07/25/2022	1,376,109
	Wells Fargo Mortgage
	Backed Securities Trust
1,730,556	Pool # 2006-3, 5.500%, 03/25/2036	1,658,851
	Total Mortgage Backed Securities
	(Cost $87,082,916)	91,591,050

U.S. GOVERNMENT AGENCY ISSUE 3.6%
	FHLMC (e)
6,995,000	0.308%, 09/19/2011 (a)	6,993,223
8,060,000	0.270%, 01/11/2012 (a)	8,049,853
	Total U.S. Government
	Agency Issue
	(Cost $15,044,328)	15,043,076

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Principal Amount		Value

U.S. TREASURY OBLIGATIONS 30.4%
	United States Treasury Bonds 1.7%
$6,645,000	4.375%, 05/15/2040	$7,186,966

	United States Treasury Notes 28.7%
50,635,000	1.000%, 09/30/2011	50,983,116
40,685,000	0.875%, 02/29/2012	40,902,665
7,255,000	3.250%, 03/31/2017	7,644,956
13,430,000	3.125%, 04/30/2017	14,038,540
6,265,000	2.750%, 05/31/2017	6,397,154
		119,966,431
	Total U.S. Treasury Obligations
	(Cost $125,778,417)	127,153,397

SHORT-TERM INVESTMENTS 14.0%
	Commercial Paper 13.3%
14,084,000	Intesa Funding LLC,
	0.000%, 07/01/2010	14,084,000
41,400,000	U.S. Bank, N.A.,
	0.000%, 07/01/2010	41,400,000
		55,484,000
	Variable Rate Demand Notes 0.7%
3,074,877	American Family Financial
	Services, Inc., 0.100% (f)	3,074,877
	Total Short-Term Investments
	(Cost $58,558,877)	58,558,877

	Total Investments 104.7%
	(Cost $431,310,878)	438,222,039

	Liabilities in Excess of
	Other Assets (4.7)%	(19,783,417)

	TOTAL NET ASSETS 100.0%	$418,438,622

(a)	Adjustable Rate.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of  these securities amounted to $49,525,971 (11.8% of net assets) at June 30, 2010.

(c)	U.S. Dollar denominated security of a foreign issuer.
(d)	Security is in default.
(e)	Entity under conservatorship of the federal government.
(f)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2010.

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Asset-Backed Securities	10.3%	U.S. Treasury Obligations	30.4
Corporate Bonds	24.5	Short-Term Investments	14.0
Mortgage-Backed Securities	21.9	Liabilities in Excess of Other Assets	(4.7)
U.S. Government Agency Issue	3.6		100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Credit Default Swaps
			Rating of	(Pay)/				Unrealized
	Reference	Buy/Sell	Reference Entity	Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Entity	Protection(1)	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(2)	(Depreciation)
JPMorgan	CDX North American
	Investment Grade Index	Sell	B2/B	Receive	5.00%	6/20/15	$4,460,000	$68,414
JPMorgan	CDX North American
	High Yield Index	Sell	Baa1/BBB	Receive	1.00%	6/20/15	14,150,000	62,411
JPMorgan	General Electric
	Capital Corp.	Sell	Aa2/AA+	Receive	1.00%	6/20/15	3,530,000	77,133
							$22,140,000	$207,958

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(2)
The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010

Assets:
Investments at value (cost $431,310,878)	$438,222,039
Interest receivable	2,226,520
Deposit with broker and custodian for swaps	440,055
Receivable for Fund shares sold	519,587
Receivable for investments sold	273,351
Unrealized appreciation on swaps	207,958
Unrealized appreciation on foreign currency contracts	343,893
Prepaid expenses and other assets	188,254
Total assets	442,421,657
Liabilities:
Payable for investments purchased	22,422,239
Payable for Fund shares purchased	10,532
Payable to the custodian	610,687
Accrued investment advisory fee	96,368
Accrued distribution and shareholder servicing fees	4,385
Accrued expenses	99,363
Swap payments received	739,461
Total liabilities	23,983,035
Net Assets	$418,438,622
Net Assets Consist of:
Paid in capital	$404,328,214
Undistributed net investment income	2,076,318
Accumulated net realized gain on investments sold, swap contracts and foreign currency	4,571,078
Net unrealized appreciation/(depreciation) on:
Investments	6,911,161
Swap contracts	207,958
Foreign currency	343,893
Net Assets	$418,438,622
Capital Stock, $0.01 Par Value
Institutional Class Shares Authorized	100,000,000
Class Y Shares Authorized	50,000,000
Institutional Class:
Net Assets	$414,336,584
Issued and Outstanding	12,670,375
Net Asset Value, Redemption Price and Offering Price Per Share	$32.70
Class Y:
Net Assets	$4,102,038
Issued and outstanding	125,472
Net Asset Value, Redemption Price and Offering Price Per Share	$32.69

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2010
Investment Income:
Interest income	$24,206,207
Total Investment Income	24,206,207

Expenses:
Investment advisory fees (Note 3)	1,660,169
Fund administration and accounting fees	117,318
Custody fees	41,975
Federal and state registration fees	43,430
Audit fees	36,316
Legal fees	36,034
Shareholder servicing fees	33,513
Reports to shareholders	13,745
Directors’ fees and related expenses	8,395
Distribution and shareholder servicing fees - Class Y (Note 8)	6,426
Compliance related expenses	553
Other	22,162
Total expenses before waiver and reimbursement	2,020,036
Waiver and reimbursement of expenses by Adviser (Note 3)	(562,186)
Net expenses	1,457,850
Net Investment Income	22,748,357

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on :
Investments	31,203,341
Swap contracts	2,960,659
Foreign currency contracts	(513,824)
Change in net unrealized appreciation/(depreciation) on:
Investments	15,416,965
Swap contracts	(214,140)
Foreign currency contracts	343,893
Net Realized and Unrealized Gain on Investments	49,196,894
Net Increase in Net Assets Resulting from Operations	$71,945,251

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2010	June 30, 2009
Operations:
Net investment income	$22,748,357	$35,153,932
Net realized gain (loss) on:
Investments	31,203,341	(8,895,311)
Swap contracts	2,960,659	2,197,511
Foreign currency	(513,824)	—
Futures	—	831,878
Change in net unrealized appreciation/(depreciation) on:
Investments	15,416,965	354,573
Swap contracts	(214,140)	1,390,660
Foreign currency contracts	343,893	—
Net increase in net assets resulting from operations	71,945,251	31,033,243
Distributions Paid to Institutional Class Shareholders From:
Net investment income	(23,504,203)	(33,077,660)
Net realized gain	(16,735,772)	(9,661,730)
Net decrease in net assets resulting from distributions paid	(40,239,975)	(42,739,390)
Distributions Paid to Class Y Shareholders From:
Net investment income	(99,014)	—
Net realized gain	(71,341)	—
Net decrease in net assets resulting from distributions paid	(170,355)	—
Capital Share Transactions:
Shares sold - Institutional Class	146,415,967	110,670,953
Shares sold - Class Y	4,020,332	—
Shares issued to holders in reinvestment of distributions - Institutional Class	33,641,301	33,980,127
Shares issued to holders in reinvestment of distributions - Class Y	170,089	—
Shares redeemed - Institutional Class	(193,952,206)	(170,148,652)
Shares redeemed - Class Y	(102,907)	—
Net decrease in net assets resulting from capital share transactions	(9,807,424)	(25,497,572)
Total Increase (Decrease) in Net Assets	21,727,497	(37,203,719)
Net Assets:
Beginning of Period	396,711,125	433,914,844
End of Period (includes undistributed net investment income of $2,076,318 and $1,273,273 respectively)	$418,438,622	$396,711,125
Transactions In Shares – Institutional Class:
Shares sold	4,546,295	4,019,040
Shares issued to holders in reinvestment of distributions	1,057,362	1,277,512
Shares redeemed	(5,981,168)	(6,367,246)
Net decrease in shares outstanding	(377,511)	(1,070,694)
Transactions In Shares – Class Y:
Shares sold	123,322	—
Shares issued to holders in reinvestment of distributions	5,351	—
Shares redeemed	(3,201)	—
Net increase in shares outstanding	125,472	—

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
FINANCIAL HIGHLIGHTS

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$30.40	$30.73	$30.40	$29.72	$31.50

Income (Loss) from
Investment Operations:
Net investment income	1.84	2.50	1.48	1.54	1.41
Net realized and unrealized gain (loss) on investments	3.80	0.16	0.61	0.68	(1.30)
Total Income from Investment Operations	5.64	2.66	2.09	2.22	0.11

Less Distributions:
From net investment income	(1.90)	(2.33)	(1.49)	(1.54)	(1.45)
From net realized gain on investments	(1.44)	(0.66)	(0.27)	—	(0.44)
Total Distributions	(3.34)	(2.99)	(1.76)	(1.54)	(1.89)

Net Asset Value, End of Period	$32.70	$30.40	$30.73	$30.40	$29.72

Total Return	19.12%	10.52%	6.92%	7.52%	0.36%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$414,337	$396,711	$433,915	$276,830	$313,880
Ratio of expenses to average net assets
Before waivers and reimbursements	0.49%	0.49%	0.49%	0.50%	0.50%
Net of waivers and reimbursements	0.35%	0.35%	0.30%	0.20%	0.20%
Ratio of net investment income to average net assets
Before waivers and reimbursements	5.35%	8.68%	4.68%	4.65%	4.29%
Net of waivers and reimbursements	5.49%	8.82%	4.87%	4.95%	4.59%
Portfolio turnover rate	1,006%	424%	1,093%	978%	1,247%

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
FINANCIAL HIGHLIGHTS

	Class Y
	Period
	Ended
	June 30,
	2010(1)
Net Asset Value, Beginning of Period	$33.08

Income (Loss) from
Investment Operations:
Net investment income	0.98
Net realized and unrealized gain on investments	1.30
Total Income from Investment Operations	2.28

Less Distributions:
From net investment income	(1.23)
From net realized gain on investments	(1.44)
Total Distributions	(2.67)

Net Asset Value, End of Period	$32.69

Total Return	7.33	%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$4,102
Ratio of expenses to average net assets
Before waivers and reimbursements	0.89	%(3)
Net of waivers and reimbursements	0.75	%(3)
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.98	%(3)
Net of waivers and reimbursements	4.12	%(3)
Portfolio turnover rate	1,006	%(2)
(1)	Commenced operations on November 12, 2009.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 2/23/01 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/10	FUND	INDEX

SIX MONTHS	5.73%	5.33%

ONE YEAR	15.60%	9.50%

FIVE YEAR
AVERAGE ANNUAL	7.54%	5.54%

SINCE COMMENCEMENT
AVERAGE ANNUAL	6.68%	5.94%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Returns shown include the reinvestment of all distributions.  Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  The recent growth rate in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future.  Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS
June 30, 2010

Principal Amount		Value

ASSET BACKED SECURITIES 9.2%
	Americredit Automobile
	Receivables Trust
$355,000	Series 2008-AF, Class A4,
	6.960%, 10/14/2014	$379,391
	Capital One Multi-Asset
	Execution Trust
235,000	Series 2006-9A, Class A9,
	0.365%, 05/15/2013	234,982
	Chase Issuance Trust
230,000	Series 2009-A7, Class A7,
	0.800%, 09/17/2012	230,153
260,000	Series 2005-A13, Class A13,
	0.390%, 02/15/2013	259,856
	Chrysler Financial Auto
	Securitization Trust
360,000	Series 2009-B, Class A-2,
	1.150%, 11/08/2011	360,575
	Chrysler Financial Automobile TALF
155,000	Series 2009-AF, Class A3,
	2.820%, 01/15/2016	158,080
	Credit Suisse Mortgage
	Capital Certificates
286,185	Series 2009-12R, Class 41A1,
	5.250%, 03/27/2037
	(Acquired 10/06/2009,
	Cost $285,112) (b)	286,185
	Fifth Third Auto Trust
266,781	Series 2008-1, Class A3A,
	4.070%, 01/17/2012	268,240
	Ford Credit Auto Owner Trust
550,000	Series 2009-A, Class A3B,
	2.850%, 05/15/2013	560,608
375,000	Series 2009-D, Class A3,
	2.170%, 10/15/2013	380,073
	GE Capital Credit Card
	Master Note Trust
385,000	Series 2009-3, Class A,
	2.540%, 09/15/2014	389,557
	Hertz Vehicle Financing LLC
112,500	Series 2005-1A, Class A4,
	0.597%, 11/25/2011
	(Acquired 08/21/2008,
	Cost $109,487) (a)(b)	112,228
166,667	Series 2005-2A, Class A5,
	0.597%, 11/25/2011
	(Acquired 08/01/2008,
	Cost $163,226) (a)(b)	166,264
280,000	Series 2009-2A, Class A1,
	4.260%, 03/25/2014
	(Acquired 10/16/2009,
	Cost $279,983) (a)(b)	291,780
	Hyundai Auto Receivables Trust
640,000	Series 2009-A, Class A3,
	2.030%, 08/15/2013	648,634
	Keystone Owner Trust
28,009	Series 1998-P1, Class M1,
	7.530%, 05/25/2025
	(Acquired 04/22/2003,
	Cost $28,479) (b)	27,333
	Mid-State Trust
127,230	Series 11, Class A1,
	4.864%, 07/15/2038	122,304
	Sears Credit Account Master Trust
445,000	Series 2002-3, Class A,
	1.000%, 05/17/2016	441,959
	SLM Student Loan Trust
201,969	Series 2008-1, Class A1,
	0.511%, 07/25/2013	202,093
575,061	Series 2008-2, Class A1,
	0.613%, 01/25/2015	575,313
	Total Asset Backed Securities
	(Cost $6,035,041)	6,095,608

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Principal Amount		Value

CORPORATE BONDS 20.8%
	Airlines 0.7%
	Northwest Airlines, Inc.
$505,826	7.027%, 11/01/2019	$480,534

	Commercial Banks 1.2%
	Manufacturers & Traders Trust Co.
285,000	5.629%, 12/01/2021	269,396
	Marshall & Ilsley Bank
570,000	0.808%, 12/04/2012(a)	514,103
		783,499
	Construction Materials 0.1%
	Lafarge Coppee SA
70,000	6.500%, 07/15/2016	72,514

	Diversified Financial Services 7.3%
	Bank of America Corp.
80,000	5.750%, 12/01/2017	82,966
660,000	7.625%, 06/01/2019	756,035
245,000	5.625%, 07/01/2020	246,946
	Capital One Bank
155,000	8.800%, 07/15/2019	193,504
	Citigroup, Inc.
905,000	8.500%, 05/22/2019	1,078,872
	Credit Suisse AG
245,000	5.400%, 01/14/2020	243,595
	Goldman Sachs Group, Inc. / The
510,000	6.000%, 06/15/2020	525,878
	JPMorgan Chase & Co.
280,000	5.150%, 10/01/2015	299,580
230,000	4.950%, 03/25/2020	239,028
	Lloyds TSB Bank PLC
370,000	5.800%, 01/13/2020
	(Acquired Multiple Dates,
	Cost $361,326) (b)(d)	349,241
	Morgan Stanley
645,000	5.500%, 01/26/2020	623,973
	Wachovia Corp.
130,000	5.625%, 10/15/2016	140,305
		4,779,923
	Electric Utilities 2.8%
	Bruce Mansfield Unit
392,443	6.850%, 06/01/2034	409,969
	Entergy Arkansas, Inc.
175,000	5.000%, 07/01/2018	175,324
	Entergy Texas, Inc.
360,000	3.600%, 06/01/2015	365,318
	Indianapolis Power & Light Co.
165,000	6.050%, 10/01/2036
	(Acquired Multiple Dates,
	Cost $152,372) (b)	175,980
	Kiowa Power Partners LLC
163,859	4.811%, 12/30/2013
	(Acquired 11/22/2004 and
	08/03/2007, Cost $163,625) (b)	166,590
	Mackinaw Power LLC
279,195	6.296%, 10/31/2023
	(Acquired Multiple Dates,
	Cost $268,813) (b)	286,086
	Ohio Power Co.
60,000	6.000%, 06/01/2016	67,952
	Oncor Electric Delivery Co. LLC
175,000	7.000%, 09/01/2022	210,970
		1,858,189
	Industrial Consumer Services 0.2%
	ERAC USA Finance Company
135,000	6.375%, 10/15/2017
	(Acquired 10/23/2008,
	Cost $103,631) (b)	151,967

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Principal Amount		Value

CORPORATE BONDS 20.8% (continued)
	Insurance 6.8%
	AIG Sunamerica Global Financial
$250,000	6.300%, 05/10/2011
	(Acquired 09/30/2009,
	Cost $248,081) (b)	$252,500
	ASIF Global Financing XIX
594,000	4.900%, 01/17/2013
	(Acquired Multiple Dates,
	Cost $587,401) (b)	582,120
185,000	6.900%, 03/15/2032
	(Acquired 02/23/2010,
	Cost $172,154) (b)	171,125
	Farmers Insurance Exchange
230,000	6.000%, 08/01/2014
	(Acquired 07/15/2009,
	Cost $198,841) (b)	235,832
	Genworth Global Funding
450,000	5.875%, 05/03/2013
	(Acquired 11/25/2008 and
	01/20/2009, Cost $328,962) (b)	465,273
	Hartford Financial Services Group, Inc.
390,000	4.000%, 03/30/2015	382,896
	Jackson National Life Global Funding
235,000	5.375%, 05/08/2013
	(Acquired Multiple Dates,
	Cost $235,360) (b)	252,461
	Lincoln National Corp.
170,000	6.250%, 02/15/2020	182,124
205,000	7.000%, 06/15/2040	215,915
	Monumental Global Funding
390,000	5.500%, 04/22/2013
	(Acquired Multiple Dates,
	Cost $393,011) (b)	417,142
135,000	5.250%, 01/15/2014
	(Acquired 0/10/2009 and
	09/30/2009, Cost $130,306) (b)	146,957
	Nationwide Life Global Fund
300,000	5.450%, 10/02/2012
	(Acquired 09/25/2007 and
	09/30/2009, Cost $298,605) (b)	311,266
	Prudential Financial, Inc.
165,000	5.375%, 06/21/2020	167,108
205,000	6.625%, 06/21/2040	208,626
	Prudential Holdings LLC
360,000	8.695%, 12/18/2023
	(Acquired 01/06/2010,
	Cost $421,073) (b)	429,973
		4,421,318
	Oil and Gas 0.6%
	Merey Sweeny LP
330,260	8.850%, 12/18/2019
	(Acquired 01/19/2010,
	Cost $378,594) (b)	391,041

	Oil and Gas Extraction 0.6%
	Devon OEI Operating, Inc.
345,000	7.500%, 09/15/2027	412,024

	Support Activities for Mining 0.5%
	Shell International Finance BV
290,000	3.100%, 06/28/2015	294,488
	Total Corporate Bonds
	(Cost $12,912,752)	13,645,497

MORTGAGE BACKED SECURITIES 19.8%
	Bank of America
	Commercial Mortgage, Inc.
385,000	Series 2006-3, Class A4,
	5.889%, 07/10/2044	391,063
725,000	Series 2009-UB1, Class A4,
	5.621%, 06/24/2050
	(Acquired Multiple Dates,
	Cost $611,344) (b)	768,879

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Principal Amount		Value

MORTGAGE BACKED
SECURITIES 19.8% (continued)
	CitiMortgage Alternative Loan Trust
$1,037,782	Series 2007-A7, Class 3A1,
	5.750%, 07/25/2022	$880,193
	Credit Suisse First Boston
	Mortgage Securities Corp.
81,099	Pool # 2005-10, 5.000%, 09/25/2015	80,954
18,341	Pool # 2003-1, 7.000%, 02/25/2033	19,753
	Fannie Mae-Aces (c)
249,249	Series 2010-M1, Class A1,
	3.305%, 06/25/2019	256,550
	FHLMC REMIC (c)
1,470,227	Series 3609, 4.000%, 12/15/2024	1,545,329
37,676	Series 2750, 4.000%, 05/15/2026	37,977
	FNMA Pool (c)
27,651	Pool #735065, 4.498%, 08/25/2013	29,237
624,951	Pool #MA0357, 4.000%, 04/25/2019	660,870
596,066	Pool #931711, 4.000%, 08/25/2019	630,325
244,417	Pool #MA0174, 4.000%, 09/25/2019	258,465
657,462	Pool #932108, 4.000%, 11/25/2019	695,250
957,260	Pool #MA0235, 4.000%, 09/25/2019	1,012,279
2,195,218	Pool #MA0298, 4.000%, 06/25/2019	2,321,389
954,316	Pool #MA0380, 4.000%, 05/25/2020	1,009,166
124,513	Pool #464398, 5.970%, 01/25/2040	138,294
94,630	Pool #464400, 5.970%, 01/25/2040	105,104
	FNMA TBA (c)
396,432	Pool #000TBA, 3.330%, 01/01/2020	403,493
	GS Mortgage Securities Corp. II
358,477	Series 2007-EOP, Class A1,
	0.444%, 03/06/2020
	(Acquired 09/17/2007 through
	04/22/2008, Cost $352,035) (a)(b)	346,992
	LB-UBS Commercial Mortgage Trust
125,000	Series 2007-C2, Class A3,
	5.430%, 02/15/2040	125,378
	Master Asset Securitization Trust
54,782	Pool # 2004-3, 4.750%, 01/25/2014	55,900
	Morgan Stanley REMIC Trust
675,000	Series 2009-GG10, Class A4A,
	5.805%, 08/12/2045
	(Acquired 01/04/2010 and
	01/25/2010, Cost $631,056) (b)	707,621
	Residential Accredit Loans, Inc.
233,506	Series 2004-QS4, Class A1,
	4.350%, 03/25/2034	229,983
	Residential Asset Securitization Trust
140,277	Series 2003-A6, Class A1,
	4.500%, 07/25/2033	137,471
	Wachovia Bank Commercial Mortgage Trust
205,000	Series 2006-C23, Class A4,
	5.418%, 01/15/2045	213,761
	Total Mortgage Backed Securities
	(Cost $12,565,616)	13,061,676

U.S. GOVERNMENT AGENCY ISSUE 3.6%
	FHLMC (c)
1,105,000	0.308%, 09/19/2011 (a)	1,104,719
1,275,000	0.270%, 01/11/2012 (a)	1,273,395
	Total U.S. Government
	Agency Issue
	(Cost $2,378,312)	2,378,114

U.S. TREASURY OBLIGATIONS 37.6%
	United States Treasury Bonds 1.7%
1,050,000	4.375%, 05/15/2040	1,135,638

	United States Treasury Notes 35.9%
13,810,000	1.000%, 09/30/2011	13,904,944
5,920,000	0.875%, 02/29/2012	5,951,672
800,000	3.250%, 03/31/2017	843,000
1,895,000	3.125%, 04/30/2017	1,980,866
960,000	2.750%, 05/31/2017	980,250
		23,660,732
	Total U.S. Treasury Obligations
	(Cost $24,604,109)	24,796,370

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Principal Amount		Value

SHORT-TERM INVESTMENTS 15.0%
	Commercial Paper 15.0%
$3,290,000	Intesa Funding LLC,
	0.000%, 07/01/2010	$3,290,000
6,580,000	U.S. Bank, N.A.,
	0.000%, 07/01/2010	6,580,000
		9,870,000
	Total Short-Term Investments
	(Cost $9,870,000)	9,870,000

	Total Investments 106.0%
	(Cost $68,365,830)	69,847,265

	Liabilities in Excess
	of Other Assets (6.0)%	(3,928,998)

	TOTAL NET ASSETS 100.0%	$65,918,267

(a)	Adjustable Rate.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of these securities amounted to $7,492,836 (11.4% of net assets) at June 30, 2010.

(c)	Entity under conservatorship of the federal government.
(d)	U.S. Dollar denominated security of a foreign issuer.

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Asset-Backed Securities	9.2%	U.S. Treasury Obligations	37.6
Corporate Bonds	20.8	Short-Term Investments	15.0
Mortgage-Backed Securities	19.8	Liabilities in Excess of Other Assets	(6.0)
U.S. Government Agency Issue	3.6		100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Credit Default Swaps
			Rating of	(Pay)/				Unrealized
	Reference	Buy/Sell	Reference Entity	Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Entity	Protection(1)	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(2)	(Depreciation)
JPMorgan	CDX North American
	Investment Grade Index	SELL	Baa1/BBB	Receive	1.00%	6/20/15	$2,070,000	$9,130
JPMorgan	General Electric
	Capital Corp.	SELL	Aa2/AA+	Receive	1.00%	6/20/15	510,000	11,144
							$2,580,000	$20,274

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(2)
The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010

Assets:
Investments at value (cost $68,365,830)	$69,847,265
Cash	3,671,961
Interest receivable	268,850
Unrealized gain on swaps	20,274
Prepaid expenses and other assets	15,013
Total assets	73,823,363

Liabilities:
Payable for investments purchased	7,775,578
Accrued investment advisory fee	2,424
Accrued expenses	64,227
Swap payments received	62,867
Total liabilities	7,905,096
Net Assets	$65,918,267

Net Assets Consist of:
Paid in capital	$69,131,119
Undistributed net investment income	117,332
Accumulated net realized loss	(4,831,893)
Net unrealized appreciation on investments	1,481,435
Unrealized appreciation on swaps contracts	20,274
Net Assets	$65,918,267

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	5,691,885
Net Asset Value, Redemption Price and Offering Price Per Share	$11.58

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2010
Investment Income:
Interest income	$2,415,019
Dividend income	1,771
Total Investment Income	2,416,790

Expenses:
Investment advisory fees (Note 3)	257,009
Fund administration and accounting fees	43,811
Audit fees	35,416
Legal fees	29,399
Federal and state registration fees	24,788
Custody fees	21,279
Shareholder servicing fees	11,098
Directors’ fees and related expenses	8,395
Reports to shareholders	2,243
Compliance related expenses	462
Other	6,495
Total expenses before waiver and reimbursement	440,395
Waiver and reimbursement of expenses by Adviser (Note 3)	(226,221)
Net expenses	214,174
Net Investment Income	2,202,616

Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	4,834,509
Swap contracts	127,420
Change in net unrealized appreciation/(depreciation) on:
Investments	621,327
Swap contracts	20,274
Net Realized and Unrealized Gain on Investments	5,603,530
Net Increase in Net Assets Resulting from Operations	$7,806,146

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENTS OF CHANGES IN NET ASSETS
	For the Year	For the Year
	Ended	Ended
	June 30, 2010	June 30, 2009
Operations:
Net investment income	$2,202,616	$5,509,874
Net realized gain (loss) on:
Investments	4,834,509	(8,876,168)
Swap contracts	127,420	71,746
Change in net unrealized appreciation/(depreciation) on:
Investments	621,327	1,302,219
Swap contracts	20,274	72,889
Net increase (decrease) in net assets resulting from operations	7,806,146	(1,919,440)

Distributions Paid From:
Net investment income	(2,269,754)	(5,468,450)
Net decrease in net assets resulting from distributions paid	(2,269,754)	(5,468,450)

Capital Share Transactions:
Shares sold	34,674,100	14,029,124
Shares issued to holders in reinvestment of distributions	2,063,249	4,545,747
Shares redeemed	(26,931,737)	(60,476,919)
Net increase in net assets resulting from capital share transactions	9,805,612	(41,902,048)
Total Increase (Decrease) in Net Assets	15,342,004	(49,289,938)

Net Assets:
Beginning of Period	50,576,263	99,866,201
End of Period (includes undistributed net investment
income of $117,332 and $118,324 respectively)	$65,918,267	$50,576,263

Transactions in Shares:
Shares sold	3,076,887	1,382,214
Shares issued to holders in reinvestment of distributions	182,766	484,314
Shares redeemed	(2,439,554)	(6,693,940)
Net increase (decrease) in shares outstanding	820,099	(4,827,412)

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.38	$10.30	$9.99	$9.86	$10.36

Income (Loss) from
Investment Operations:
Net investment income	0.40 (1)	0.72	0.48	0.48	0.42
Net realized and unrealized gain (loss) on investments	1.20	0.08	0.30	0.13	(0.43)
Total Income (Loss) from Investment Operations	1.60	0.80	0.78	0.61	(0.01)

Less Distributions:
From net investment income	(0.40)	(0.72)	(0.47)	(0.48)	(0.43)
From net realized gain on investments	—	—	—	—	(0.06)
Total Distributions	(0.40)	(0.72)	(0.47)	(0.48)	(0.49)

Net Asset Value, End of Period	$11.58	$10.38	$10.30	$9.99	$9.86

Total Return	15.60%	8.64%	7.89%	6.26%	(0.11)%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$65,918	$50,576	$99,866	$90,771	$96,887
Ratio of expenses to average net assets
Before waivers and reimbursements	0.72%	0.69%	0.66%	0.66%	0.65%
Net of waivers and reimbursements	0.35%	0.35%	0.30%	0.20%	0.20%
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.23%	6.38%	4.29%	4.31%	3.75%
Net of waivers and reimbursements	3.60%	6.72%	4.65%	4.77%	4.20%
Portfolio turnover rate	1,063%	414%	965%	980%	1,121%

(1)	Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
IRONBRIDGE
SMALL CAP FUND

FRONTEGRA
IRONBRIDGE
SMID FUND

REPORT FROM IRONBRIDGE CAPITAL
MANAGEMENT, L.P.

Dear Fellow Shareholders:

The Frontegra IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations.  The objective is relative to, and measured against, the Russell 2000®(1) Index.

The Frontegra IronBridge SMID Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid market capitalizations.  The objective is relative to, and measured against, the Russell 2500TM(2) Index.

Performance Review

For the year ending June 30, 2010, the Frontegra IronBridge Small Cap Fund achieved positive absolute returns but trailed the benchmark, returning 16.72% net of fees compared with the Russell 2000 Index return of 21.48% for the same period.

Small Cap Fund Best Performers	Return	Small Cap Fund Worst Performers	Return
Netflix Inc.	162.82%	Myriad Genetics Inc.	-58.06%
Lubrizol Corp.	72.88%	Isis Pharmaceuticals Inc.	-42.00%
Methanex Corp.	65.62%	TeleCommunication Systems Inc. (Cl A)	-41.77%
Tupperware Brands Corp.	56.60%	LeapFrog Enterprises Inc. (Cl A)	-40.18%
Mid-America Apartment Communities Inc.	48.24%	Stewart Information Services Corp.	-36.40%
Tractor Supply Co.	48.21%	KB Home	-34.03%
Unit Corp.	47.23%	Tetra Tech Inc.	-31.55%
National Instruments Corp.	43.39%	Synaptics Inc.	-28.85%
Corporate Office Properties Trust	34.09%	Atwood Oceanics Inc.	-27.21%
Alexander & Baldwin Inc.	32.39%	Tekelec	-21.33%

The stock selection within Energy, Utilities and Materials was a positive contributor to the relative return profile, while exposure amongst the Information Technology, Health Care, Financials, Industrials, Consumer Staples and Consumer Discretionary names detracted from the Fund’s relative performance.  The small allocation to cash was also a significant detractor from the Fund’s relative performance.

The Frontegra IronBridge SMID Fund achieved positive absolute returns but trailed its benchmark for the 12-month period ending June 30, 2010, returning 15.88% net of fees, versus the 24.03% return of the Russell 2500 Index.

SMID Fund Best Performers	Return	SMID Fund Worst Performers	Return
Netflix Inc.	162.82%	Isis Pharmaceuticals Inc.	-41.94%
Akamai Technologies Inc.	111.52%	Bucyrus International Inc.	-30.90%
F5 Networks Inc.	98.12%	Atheros Communications Inc.	-29.87%
Hasbro Inc.	74.32%	McAfee Inc.	-27.19%
Lubrizol Corp.	72.88%	Greenhill & Co.	-26.05%
priceline.com Inc.	58.26%	Reliance Steel & Aluminum Co.	-24.77%
Albemarle Corp.	57.46%	Synaptics Inc.	-23.57%
Tupperware Brands Corp.	56.60%	URS Corp.	-20.54%
Corporate Office Properties Trust	34.09%	Jefferies Group Inc.	-17.90%
Cerner Corp.	21.83%	DeVry Inc.	-15.96%

The stock selection within Consumer Discretionary was a positive contributor to the relative return profile, while exposure amongst all other sectors with the exception of Telecommunication Services detracted from the Fund’s relative performance.  Selection within Telecommunication Services did not have a meaningful impact on the Fund’s relative performance.  The small allocation to cash was also a significant detractor from relative performance.

(1)	Russell 2000® Index is either a registered trademark or trade name of Russell Investment Group in the U.S. and/or other countries. Indexes are unmanaged and cannot be invested in directly.
(2)	Russell 2500™ Index is either a registered trademark or tradename of Russell Investment Group in the U.S. and/or other countries. Indexes are unmanaged and cannot be invested in directly.

Stocks surged in the first three quarters of the Funds’ fiscal year.  Low quality stocks continued to lead higher quality stocks.  Based on a review of our internal pricing equation, we estimate that quantitative easing by the Federal Reserve drove the required return down from 8% to a low of 4%, while government subsidies to consumers in the housing and automotive sectors pulled demand forward and stopped the decline in economic return and reinvestment.  The Federal Reserve’s injection of approximately $1.5 trillion of liquidity into the U.S. financial system resulted in an 89% increase in the Russell 2000 Index of small stocks from the March 9, 2009 lows to March 30, 2010.

In the fourth quarter of the Funds’ fiscal year, the Russell 2000 Index fell 9.92% when the Fed wound down its quantitative easing and discount rates increased.  Yet, this quarterly decline does not tell the more dramatic story of the 16.78% decline from the April 23rd intra-quarter peak in the index.  IronBridge has long suspected that volatility might increase as markets struggle to determine the ultimate outcome of the massive sovereign debts that governments had been accumulating.  Sovereign debt has increased due to entitlements as well as the absorption of toxic debt from the 2008 debt crisis, followed by the accompanying increase in government spending required to replace reserves in an insolvent global banking system and to offset the precipitous decline in private investment.

We are disappointed to underperform our benchmarks.  We believe our “quality” bias is the main reason for the underperformance as low quality stocks outperformed high quality stocks by approximately 21.67% in the Russell 2000 Index during the fiscal year.  Companies with leverage (defined as Total Debt as a percentage of Total Capital) in the highest quintile returned 37.05% for the fiscal year versus 15.38% for companies with leverage in the lowest quintile of the Russell 2000 Index.

Over shorter time periods, there are several reasons why high quality stocks may not outperform.  They might not outperform during periods of artificial stimulants, when government props up the economy in various ways which transfer wealth from taxpayers to targeted industry and company recipients.  Additionally, high quality stocks might not outperform in periods when the investor’s discount rate is the primary driver of value, such as during periods of excess liquidity or periods when rapidly-falling credit spreads reduce the refinance risk of overleveraged companies.  Additionally, they may not outperform during the early stage of an economic recovery as firms with high operating leverage improve economic returns and growth relatively faster than those less dependent on mean reverting cyclical factors.

One may very well pose the question, “When do high quality companies outperform if they underperform in so many environments?”  The answer is always the same.  They outperform over the long term, because eventually companies with only operating leverage, but without a long-term wealth creation advantage, “roll over” and investors “give back” excess gains.  Investing this way requires a fine-tuned sense of timing by the manager, which is very difficult to repeat. Eventually, overleveraged companies must either pay down debt or roll it over.  Then they are confronted by the fact that the only way to pay down debt is through appropriate capital allocation decisions.  If managements of highly leveraged low quality companies fail to appropriately allocate capital, they will be at the mercy of the credit markets to continually roll over very risky debt.  One day, in a hostile credit environment, they might try to roll the debt and go bust, losing 100% of their equity.  Examples of low quality stocks that significantly outperformed for a finite period of time include: Countrywide Financial, Lehman Brothers, Bear Stearns, Enron, and WorldCom.  The list does not stop there, especially in our small cap universe.  One might argue that a highly skilled trader might be able to buy and sell low quality stocks and make money for their clients and we cannot argue as that is certainly possible, briefly and at high, imminent risk.  However, such strategies require a short-term mindset, and are more akin to the speculator as opposed to an investor tuned to the broader benefits of legitimate long-term wealth creation.

Portfolio Outlook

We continue to anticipate market volatility as investors try to understand the potential consequences of such huge government deficits and investors vacillate among the potential outcomes of inflation, deflation, and pro wealth creation.

We suspect that low quality leadership has run its course.  This is based on several observations. First, the end of quantitative easing means discount rates should start to find their natural level.  Note: the investor’s discount rate in our pricing model has risen from 4.6% (mid April 2010) to 5.5% (end of June 2010).

Second, the dismal scorecard of the Stimulus Act (last year’s American Recovery & Reinvestment Act) suggests American voters have no appetite for additional government giveaways in the name of job creation.  Giveaways drive deficits higher without creating real, sustainable, job growth.  The November elections will be an important milestone that will test this thesis.  Further, the staggering government deficits will likely limit any sort of additional major artificial stimulant going forward.  Therefore, it will be up to true market forces associated with the self-correcting mechanisms of capitalism to heal the economy and set the stage for economic growth and the associated wealth creation that will drive markets higher over the longer term.  These forces take time.  Market forces reward skilled allocators of capital, while punishing the poor ones, who only exist and survive because of artificial stimulants via special interests tied to government handouts.  It is unlikely that lower quality companies can continue to significantly lead for much longer.

Underneath this volatile macro environment, high quality companies continue to allocate capital in ways that either drive innovation and/or increase productivity thus increasing wealth creation.  Our strategy is to continue to use this volatility to our advantage to invest in companies that are likely to create long-term, shareholder value and to position the portfolio for outperformance across longer term time horizons.

Thank you for your continued support.

Christopher C. Faber	Jeffrey B. Madden
IronBridge Capital Management, L.P.	IronBridge Capital Management, L.P.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 8/30/02 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/10	FUND	INDEX

SIX MONTHS	(2.56)%	(1.95)%

ONE YEAR	16.72%	21.48%

FIVE YEAR
AVERAGE ANNUAL	2.50%	0.37%

SINCE COMMENCEMENT
AVERAGE ANNUAL	9.17%	7.22%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
June 30, 2010

Number of Shares		Value

COMMON STOCKS 98.0%

	Aerospace & Defense 3.6%
82,810	Esterline Technologies Corp. (a)	$3,929,334
117,543	Moog, Inc. - Class A (a)	3,788,411
127,670	Orbital Sciences Corp. (a)	2,013,356
58,711	Triumph Group, Inc.	3,911,914
		13,643,015
	Apparel Retail 1.0%
110,419	The Buckle, Inc.	3,579,784

	Biotechnology 3.6%
111,989	Cepheid, Inc. (a)	1,794,064
354,861	Exelixis, Inc. (a)	1,231,368
167,182	Isis Pharmaceuticals, Inc. (a)	1,599,932
183,192	Luminex Corp. (a)	2,971,374
117,612	Martek Biosciences Corp. (a)	2,788,580
107,476	Metabolix, Inc. (a)	1,537,982
44,050	Myriad Genetics, Inc. (a)	658,547
43,045	Onyx Pharmaceuticals, Inc. (a)	929,342
		13,511,189
	Building Products 1.2%
224,568	Apogee Enterprises, Inc.	2,432,072
74,881	Universal Forest Products, Inc.	2,269,643
		4,701,715
	Capital Markets 3.0%
163,654	Jefferies Group, Inc.	3,449,826
211,212	Knight Capital Group,
	Inc. - Class A (a)	2,912,613
64,602	Stifel Financial Corp. (a)	2,803,081
87,379	Waddell & Reed Financial, Inc.	1,911,853
		11,077,373
	Chemicals 4.6%
64,447	Arch Chemicals, Inc.	1,981,101
89,819	Cabot Corp.	2,165,536
72,076	FMC Corp.	4,139,325
53,519	Lubrizol Corp.	4,298,111
142,637	Methanex Corp. (b)	2,808,522
39,152	Minerals Technologies, Inc.	1,861,286
		17,253,881
	Commercial Banks 5.6%
134,972	Columbia Banking System, Inc.	2,464,588
110,277	Cullen/Frost Bankers, Inc.	5,668,238
243,910	First Midwest Bancorp, Inc.	2,965,946
71,130	IBERIABANK Corp.	3,661,772
472,955	National Penn Bancshares, Inc.	2,842,460
210,656	TCF Financial Corp.	3,498,996
		21,102,000
	Commercial Services & Supplies 3.1%
39,910	American Public Education, Inc. (a)	1,744,067
51,022	Blackboard, Inc. (a)	1,904,651
330,790	LeapFrog Enterprises, Inc. (a)	1,329,776
49,719	PICO Holdings, Inc. (a)	1,490,078
14,135	Strayer Education, Inc.	2,938,525
106,287	Tetra Tech, Inc. (a)	2,084,288
		11,491,385
	Communications Equipment 2.1%
72,241	Polycom, Inc. (a)	2,152,059
85,099	Riverbed Technology, Inc. (a)	2,350,434
260,249	Tekelec (a)	3,445,697
		7,948,190
	Computers & Peripherals 1.1%
153,151	Synaptics, Inc. (a)	4,211,653

	Construction & Engineering 1.3%
100,722	Insituform Technologies, Inc. (a)	2,062,787
299,875	MasTec, Inc. (a)	2,818,825
		4,881,612
	Consumer Discretionary 0.9%
24,077	Deckers Outdoor Corp. (a)	3,439,881

	Consumer Electronics 0.5%
108,856	Universal Electronics, Inc. (a)	1,810,275

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010

Number of Shares		Value

COMMON STOCKS 98.0% (continued)
	Distributors 0.3%
152,150	Wausau Paper Corp. (a)	$1,030,056

	Diversified Financial Services 0.5%
68,659	GATX Corp.	1,831,822

	Electric Utilities 2.1%
209,157	Black Hills Corp.	5,954,700
39,608	ITC Holdings Corp.	2,095,659
		8,050,359
	Electrical Equipment 1.6%
49,208	American Superconductor Corp. (a)	1,313,362
133,383	Thomas & Betts Corp. (a)	4,628,390
		5,941,752
	Electronic Equipment
	& Instruments 5.1%
28,730	Dionex Corp. (a)	2,139,236
74,956	FLIR Systems, Inc. (a)	2,180,470
29,862	Itron, Inc. (a)	1,846,069
190,791	National Instruments Corp.	6,063,338
85,477	Rofin-Sinar Technologies, Inc. (a)	1,779,631
111,800	ScanSource, Inc. (a)	2,787,174
80,616	Trimble Navigation Ltd. (a)	2,257,248
		19,053,166
	Energy Equipment & Services 2.2%
86,352	Atwood Oceanics, Inc. (a)	2,203,703
125,210	Superior Energy Services, Inc. (a)	2,337,671
94,604	Unit Corp. (a)	3,839,976
		8,381,350
	Food Products 2.4%
101,530	BJ’s Wholesale Club, Inc. (a)	3,757,625
147,610	Corn Products International, Inc.	4,472,583
66,680	Imperial Sugar Co.	673,468
		8,903,676
	Gas Utilities 3.4%
106,483	AGL Resources, Inc.	3,814,221
183,161	Southern Union Co.	4,003,900
194,102	UGI Corp.	4,937,955
		12,756,076
	General Merchandise 0.9%
294,566	Fred’s, Inc. - Class A	3,257,900

	Health Care Equipment & Supplies 3.3%
67,845	Gen-Probe, Inc. (a)	3,081,520
38,227	IDEXX Laboratories, Inc. (a)	2,328,024
97,796	Illumina, Inc. (a)	4,257,060
99,817	ZOLL Medical Corp. (a)	2,705,041
		12,371,645
	Health Care Providers & Services 4.8%
47,025	Cerner Corp. (a)	3,568,727
89,050	LifePoint Hospitals, Inc. (a)	2,796,170
49,100	MWI Veterinary Supply, Inc. (a)	2,467,766
252,613	Owens & Minor, Inc.	7,169,157
56,600	Sirona Dental Systems, Inc. (a)	1,971,944
		17,973,764
	Hotels, Restaurants & Leisure 0.8%
76,493	WMS Industries, Inc. (a)	3,002,350

	Household Durables 3.8%
164,708	AptarGroup, Inc.	6,229,257
231,812	KB Home	2,549,932
46,410	Snap-On, Inc.	1,898,633
93,050	Tupperware Brands Corp.	3,708,042
		14,385,864
	Industrial Conglomerates 2.3%
29,402	Alleghany Corp. (a)	8,623,607

	Insurance 3.0%
147,637	American Financial Group, Inc.	4,033,443
118,578	Argo Group International
	Holdings Ltd. (b)	3,627,301
319,860	MBIA, Inc. (a)	1,794,415

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010

Number of Shares		Value

COMMON STOCKS 98.0% (continued)

	Insurance 3.0% (continued)
191,771	Stewart Information Services Corp.	$1,729,774
		11,184,933
	Internet & Catalog Retail 0.7%
22,505	Netflix, Inc. (a)	2,445,168

	Leisure Equipment & Products 0.4%
249,085	Callaway Golf Co.	1,504,473

	Life Sciences Tools & Services 1.0%
302,823	Bruker Corp. (a)	3,682,328

	Machinery 3.3%
111,726	Astec Industries, Inc. (a)	3,098,162
66,523	IDEX Corp.	1,900,562
58,963	Kaydon Corp.	1,937,524
39,400	Lincoln Electric Holdings, Inc.	2,009,006
45,088	Valmont Industries, Inc.	3,276,094
		12,221,348
	Marine 1.3%
164,440	Alexander & Baldwin, Inc.	4,897,023

	Metals & Mining 2.0%
97,869	Carpenter Technology Corp.	3,213,039
296,941	GrafTech International Ltd. (a)	4,341,277
		7,554,316
	Multiline Retail 1.3%
152,431	Big Lots, Inc. (a)	4,891,511

	Multi-Utilities &
	Unregulated Power 1.0%
200,196	Avista Corp.	3,909,828

	Nondepository Credit
	Intermediation 0.5%
165,524	Fifth Street Finance Corp.	1,825,730
	Oil & Gas 1.7%
158,362	Swift Energy Co. (a)	4,261,521
183,268	Tesco Corp. (a)	2,250,531
		6,512,052
	Real Estate 5.6%
52,370	Alexandria Real Estate Equities, Inc.	3,318,687
159,265	Corporate Office Properties Trust	6,013,846
116,305	Mid-America Apartment
	Communities, Inc.	5,986,218
86,883	Potlatch Corp.	3,104,330
182,720	Redwood Trust, Inc.	2,675,021
		21,098,102
	Semiconductor & Semiconductor
	Equipment 4.1%
402,288	Cypress Semiconductor Corp. (a)	4,038,972
162,799	Semtech Corp. (a)	2,665,020
225,770	Skyworks Solutions, Inc. (a)	3,790,678
132,737	Standard Microsystems Corp. (a)	3,090,117
59,365	Varian Semiconductor
	Equipment Associates, Inc. (a)	1,701,401
		15,286,188
	Semiconductor & Other Electronic
	Component Manufacturing 0.7%
302,329	Celestica, Inc. (a)	2,436,772

	Software 2.8%
99,871	Informatica Corp. (a)	2,384,919
112,331	Jack Henry & Associates, Inc.	2,682,464
167,755	Parametric Technology Corp. (a)	2,628,721
94,397	Progress Software Corp. (a)	2,834,742
		10,530,846
	Specialty Stores 1.9%
115,269	Tractor Supply Co.	7,027,951

	Telephone Communications 0.3%
283,481	TeleCommunication
	Systems, Inc. (a)	1,173,612
The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010

Number of Shares		Value

COMMON STOCKS 98.0% (continued)

	Textiles, Apparel & Luxury Goods 0.6%
81,642	Wolverine World Wide, Inc.	$2,059,011

	Thrifts & Mortgage Finance 0.7%
231,304	Provident Financial Services, Inc.	2,703,944
	Total Common Stocks
	(Cost $349,780,502)	367,160,476

EXCHANGE TRADED FUNDS 0.5%
31,179	iShares Russell 2000 Index Fund	1,904,413
	Total Exchange Traded Funds
	(Cost $1,417,772)	1,904,413

SHORT-TERM INVESTMENTS 1.6%

	Commercial Paper 1.6%
$6,094,000	U.S. Bank, N.A.,
	0.000%, 07/01/2010	6,094,000
	Total Short-Term Investments
	(Cost $6,094,000)	6,094,000

	Total Investments 100.1%
	(Cost $357,292,274)	375,158,889

	Liabilities in Excess
	of Other Assets (0.1)%	(546,673)

	TOTAL NET ASSETS 100.0%	$374,612,216

(a)	Non-Income Producing.
(b)	U.S. Dollar denominated security of foreign issuer.

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	98.0%
Exchange Traded Funds	0.5
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(0.1)
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010

Assets:
Investments at value (cost $357,292,274)	$375,158,889
Cash	20,094
Interest receivable	320,147
Receivable for Fund shares sold	126,806
Total assets	375,625,936

Liabilities:
Payable for investments purchased	470,716
Payable for Fund shares purchased	150,957
Accrued investment advisory fee	322,512
Accrued expenses	69,535
Total liabilities	1,013,720
Net Assets	$374,612,216

Net Assets Consist of:
Paid in capital	$389,102,347
Undistributed net investment income	515,859
Accumulated net realized loss	(32,872,605)
Unrealized appreciation on investments	17,866,615
Net Assets	$374,612,216

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	27,274,817
Net Asset Value, Redemption Price and Offering Price Per Share	$13.73

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2010
Investment Income:
Dividend income(1)	$4,575,154
Interest income	169,578
Total Investment Income	4,744,732

Expenses:
Investment advisory fees (Note 3)	3,763,829
Fund administration and accounting fees	94,888
Audit fees	34,263
Legal fees	31,757
Shareholder servicing fees	28,505
Custody fees	27,447
Federal and state registration fees	26,192
Reports to shareholders	18,622
Directors’ fees and related expenses	9,271
Compliance related expenses	462
Other	17,827
Total expenses	4,053,063
Net Investment Income	691,669

Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	17,903,367
Change in net unrealized appreciation/(depreciation) on:
Investments	32,545,807
Net Realized and Unrealized Gain on Investments	50,449,174
Net Increase in Net Assets Resulting from Operations	$51,140,843

(1)	Net of $14,743 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	June 30, 2010	June 30, 2009
Operations:
Net investment income	$691,669	$1,213,981
Net realized gain (loss) on investments	17,903,367	(50,963,550)
Change in net unrealized appreciation/(depreciation) on investments	32,545,807	(50,588,011)
Net increase (decrease) in net assets resulting from operations	51,140,843	(100,337,580)

Distributions Paid From:
Net investment income	(1,187,053)	(189,366)
Net realized gain	—	(16,024,635)
Net decrease in net assets resulting from distributions paid	(1,187,053)	(16,214,001)

Capital Share Transactions:
Shares sold	76,401,484	54,279,666
Shares issued to holders in reinvestment of distributions	1,116,870	15,455,049
Shares redeemed	(49,304,620)	(56,770,624)
Net increase in net assets resulting from capital share transactions	28,213,734	12,964,091
Total Increase (Decrease) in Net Assets	78,167,524	(103,587,490)

Net Assets:
Beginning of Period	296,444,692	400,032,182
End of Period (includes undistributed net investment
income of $515,859 and $1,187,053 respectively)	$374,612,216	$296,444,692

Transactions in Shares:
Shares sold	5,508,155	4,728,426
Shares issued to holders in reinvestment of distributions	80,991	1,412,710
Shares redeemed	(3,426,203)	(4,512,723)
Net increase in shares outstanding	2,162,943	1,628,413

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010(1)	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.80	$17.03	$20.35	$18.25	$16.14

Income (Loss) from
Investment Operations:
Net investment income	0.04 (2)	0.05	0.02	—	0.03
Net realized and unrealized gain (loss) on investments	1.93	(4.53)	(1.16)	3.82	2.25
Total Income (Loss) from Investment Operations	1.97	(4.48)	(1.14)	3.82	2.28

Less Distributions:
From net investment income	(0.04)	(0.01)	(0.01)	(0.02)	—
From net realized gain on investments	—	(0.74)	(2.17)	(1.70)	(0.17)
Total Distributions	(0.04)	(0.75)	(2.18)	(1.72)	(0.17)

Net Asset Value, End of Period	$13.73	$11.80	$17.03	$20.35	$18.25

Total Return	16.72%	(26.00)%	(6.07)%	22.11%	14.20%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$374,612	$296,445	$400,032	$432,403	$404,219
Ratio of expenses to average net assets
Before waivers and reimbursements	1.08%	1.09%	1.07%	1.07%	1.08%
Net of waivers and reimbursements	1.08%	1.09%	1.08%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.27%	0.40%	0.10%	(0.01)%	0.17%
Net of waivers and reimbursements	0.27%	0.40%	0.09%	(0.08)%	0.15%
Portfolio turnover rate	44%	39%	53%	34%	60%

(1)	Effective March 1, 2010, IronBridge Capital Management, L.P. became investment adviser to the Fund.
(2)	Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 12/31/04 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/10	FUND	INDEX

SIX MONTHS	(1.96)%	(1.69)%

ONE YEAR	15.88%	24.03%

FIVE YEAR
AVERAGE ANNUAL	1.55%	0.98%

SINCE COMMENCEMENT
AVERAGE ANNUAL	1.41%	1.12%

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS
June 30, 2010

Number of Shares		Value

COMMON STOCKS 98.5%
	Aerospace & Defense 3.0%
103,382	Esterline Technologies Corp. (a)	$4,905,476
131,756	Parker Hannifin Corp.	7,307,188
92,198	Teledyne Technologies, Inc. (a)	3,556,999
		15,769,663
	Apparel Retail 0.9%
150,602	The Buckle, Inc.	4,882,517

	Auto Components 0.7%
191,052	Cooper Tire & Rubber Co.	3,725,514

	Biotechnology 3.7%
92,295	Alexion Pharmaceuticals, Inc. (a)	4,724,581
199,873	Cepheid, Inc. (a)	3,201,965
185,344	Luminex Corp. (a)	3,006,280
71,368	United Therapeutics Corp. (a)	3,483,472
113,058	Watson Pharmaceuticals, Inc. (a)	4,586,763
		19,003,061
	Capital Markets 2.5%
70,502	Greenhill & Co., Inc.	4,309,787
222,791	Jefferies Group, Inc.	4,696,434
169,285	Waddell & Reed Financial, Inc.	3,703,956
		12,710,177
	Chemicals 6.4%
131,354	Albemarle Corp.	5,216,067
198,716	Cabot Corp.	4,791,043
191,226	Calgon Carbon Corp. (a)	2,531,832
138,285	FMC Corp.	7,941,708
105,944	Lubrizol Corp.	8,508,363
206,815	Methanex Corp. (b)	4,072,187
		33,061,200
	Commercial Banks 4.3%
159,291	Cullen/Frost Bankers, Inc.	8,187,557
300,999	Fifth Third Bancorp	3,699,278
809,035	Keycorp	6,221,479
184,443	Whitney Holding Corp.	1,706,098
117,285	Zions Bancorporation	2,529,838
		22,344,250
	Communications Equipment 2.3%
71,860	F5 Networks, Inc. (a)	4,927,440
211,038	Tekelec (a)	2,794,143
660,491	Tellabs, Inc.	4,220,538
		11,942,121
	Construction & Engineering 3.7%
624,366	Louisiana-Pacific Corp. (a)	4,177,009
193,256	McDermott International, Inc. (a)	4,185,925
301,675	Quanta Services, Inc. (a)	6,229,589
112,340	URS Corp.(a)	4,420,579
		19,013,102
	Containers & Packaging 1.5%
64,547	Greif, Inc. - Class A	3,584,940
82,053	Rock-Tenn Co.	4,075,573
		7,660,513
	Diversified Consumer Services 1.0%
101,332	DeVry, Inc.	5,318,917

	Diversified Financial Services 0.9%
175,085	GATX Corp.	4,671,268

	Electric Utilities 1.4%
136,119	ITC Holdings Corp.	7,202,056

	Electrical Equipment 2.3%
63,985	American Superconductor Corp. (a)	1,707,760
115,947	AMETEK, Inc.	4,655,272
97,512	Roper Industries, Inc.	5,456,771
		11,819,803
	Electronic Equipment
	& Instruments 3.2%
139,088	Amphenol Corp. - Class A	5,463,377

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Number of Shares		Value

COMMON STOCKS 98.5% (continued)

	Electronic Equipment
	& Instruments 3.2% (continued)
298,770	Avnet, Inc. (a)	$7,203,344
139,211	Trimble Navigation Ltd. (a)	3,897,908
		16,564,629
	Energy Equipment & Services 1.6%
119,199	Helmerich & Payne, Inc.	4,353,148
174,169	Pride International, Inc. (a)	3,890,935
		8,244,083
	Food Products 4.7%
187,928	BJ’s Wholesale Club, Inc. (a)	6,955,215
202,227	Corn Products International, Inc.	6,127,478
291,144	McCormick & Co., Inc.	11,051,826
		24,134,519
	Gas Utilities 3.5%
174,753	New Jersey Resources Corp.	6,151,306
481,455	UGI Corp.	12,248,215
		18,399,521
	Health Care Equipment & Supplies 3.4%
51,721	C.R. Bard, Inc.	4,009,929
206,518	Illumina, Inc. (a)	8,989,728
231,725	PerkinElmer, Inc.	4,789,756
		17,789,413
	Health Care Providers & Services 3.6%
63,442	Cerner Corp. (a)	4,814,613
277,449	Owens & Minor, Inc.	7,874,003
155,443	Universal Healthcare Services, Inc.	5,930,150
		18,618,766
	Hotels, Restaurants & Leisure 1.2%
64,421	Darden Restaurants, Inc.	2,502,756
94,660	WMS Industries, Inc. (a)	3,715,405
		6,218,161
	Household Durables 1.6%
5,252	NVR, Inc. (a)	3,440,217
126,681	Tupperware Brands Corp.	5,048,238
		8,488,455
	Industrial Conglomerates 1.3%
22,183	Alleghany Corp. (a)	6,506,274

	Insurance 4.4%
213,057	American Financial Group, Inc.	5,820,717
201,032	Genworth Financial, Inc. (a)	2,627,488
451,670	MBIA, Inc. (a)	2,533,869
19,882	Markel Corp. (a)	6,759,880
101,824	RLI Corp.	5,346,779
		23,088,733
	Internet & Catalog Retail 1.5%
42,528	Netflix, Inc. (a)	4,620,667
19,118	priceline.com, Inc. (a)	3,375,092
		7,995,759
	Internet Software & Services 1.2%
149,281	Akamai Technologies, Inc. (a)	6,056,330

	Leisure Equipment & Products 1.7%
210,473	Hasbro, Inc.	8,650,440

	Life Science Tools & Services 1.0%
110,700	Life Technologies Corp. (a)	5,230,575

	Machinery 2.2%
88,342	Bucyrus International, Inc.	4,191,828
172,277	Dover Corp.	7,199,456
		11,391,284
	Marine 1.4%
244,641	Alexander & Baldwin, Inc.	7,285,409

	Metals & Mining 2.0%
137,216	Arch Coal, Inc.	2,718,249
278,520	GrafTech International Ltd. (a)	4,071,962

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Number of Shares		Value

COMMON STOCKS 98.5% (continued)

	Metals & Mining 2.0% (continued)
104,145	Reliance Steel & Aluminum Co.	$3,764,842
		10,555,053
	Multiline Retail 1.5%
244,266	Big Lots, Inc. (a)	7,838,496

	Multi-Utilities &
	Unregulated Power 1.4%
167,996	Energen Corp.	7,447,263

	Oil & Gas 2.4%
109,635	Cabot Oil & Gas Corp.	3,433,768
201,089	Questar Corp.	9,147,539
		12,581,307
	Paper & Forest Products 1.1%
126,192	Rayonier, Inc.	5,554,972

	Real Estate 4.9%
229,663	Corporate Office Properties Trust	8,672,075
129,734	Digital Realty Trust, Inc.	7,483,057
114,111	Mid-America Apartment
	Communities, Inc.	5,873,293
140,167	The St. Joe Co. (a)	3,246,268
		25,274,693
	Semiconductor &
	Semiconductor Equipment 3.9%
167,266	Altera Corp.	4,149,870
119,394	Atheros Communications, Inc. (a)	3,288,111
660,155	Atmel Corp. (a)	3,168,744
545,823	Cypress Semiconductor Corp. (a)	5,480,063
152,011	NetLogic Microsystems, Inc. (a)	4,134,699
		20,221,487
	Software 2.9%
94,083	Citrix Systems, Inc. (a)	3,973,125
152,982	Informatica Corp. (a)	3,653,210
108,309	McAfee, Inc. (a)	3,327,253
130,000	Progress Software Corp. (a)	3,903,900
		14,857,488
	Specialty Retail 1.7%
182,176	O’Reilly Automotive, Inc. (a)	8,664,290

	Textiles, Apparel & Luxury Goods 1.2%
88,174	VF Corp.	6,276,225

	Thrifts & Mortgage Finance 2.4%
508,055	Hudson City Bancorp, Inc.	6,218,593
473,211	People’s United Financial, Inc.	6,388,348
		12,606,941
	Trading Companies & Distributors 1.0%
52,929	W.W. Grainger, Inc.	5,263,789
	Total Common Stocks
	(Cost $486,603,327)	510,928,517

Principal Amount

SHORT-TERM INVESTMENTS 0.8%
	Commercial Paper 0.8%
$3,991,000	U.S. Bank, N.A., 0.000%, 07/01/2010	3,991,000
	Total Short-Term Investments
	(Cost $3,991,000)	3,991,000

	Total Investments 99.3%
	(Cost $490,594,327)	514,919,517

	Other Assets in Excess
	of Liabilities 0.7%	3,456,682

	TOTAL NET ASSETS 100.0%	$518,376,199

(a)	Non-Income Producing.
(b)	U.S. Dollar denominated security of foreign issuer.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	98.5%
Short-Term Investments	0.8
Other Assets in Excess of Liabilities	0.7
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010

Assets:
Investments at value (cost $490,594,327)	$514,919,517
Cash	28,094
Interest receivable	441,926
Receivable for Fund shares sold	514,570
Receivable for investments sold	3,037,027
Total assets	518,941,134

Liabilities:
Payable for Fund shares purchased	95,051
Accrued investment advisory fee	383,982
Accrued expenses	85,902
Total liabilities	564,935
Net Assets	$518,376,199

Net Assets Consist of:
Paid in capital	$540,527,174
Undistributed net investment income	1,449,567
Accumulated net realized loss	(47,925,732)
Unrealized appreciation on investments	24,325,190
Net Assets	$518,376,199

Capital Stock, $0.01 Par Value
Authorized	100,000,000
Issued and outstanding	54,439,247
Net Asset Value, Redemption Price and Offering Price Per Share	$9.52

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2010
Investment Income:
Dividend income(1)	$5,596,013
Interest income	23,695
Total Investment Income	5,619,708

Expenses:
Investment advisory fees (Note 3)	3,778,426
Fund administration and accounting fees	109,564
Custody fees	45,661
Audit fees	34,634
Shareholder servicing fees	30,842
Legal fees	29,625
Federal and state registration fees	29,487
Reports to shareholders	23,031
Directors’ fees and related expenses	9,508
Compliance related expenses	491
Other	21,851
Total expenses before recapture	4,113,120
Expenses recaptured by Adviser (Note 3)	64,646
Net expenses	4,177,766
Net Investment Income	1,441,942

Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	836,101
Change in net unrealized appreciation/(depreciation) on:
Investments	41,778,510
Net Realized and Unrealized Gain on Investments	42,614,611
Net Increase in Net Assets Resulting from Operations	$44,056,553

(1)	Net of $17,149 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	June 30, 2010	June 30, 2009
Operations:
Net investment income	$1,441,942	$1,331,924
Net realized gain (loss) on investments	836,101	(48,731,590)
Change in net unrealized appreciation/(depreciation) on investments	41,778,510	(21,178,183)
Net increase (decrease) in net assets resulting from operations	44,056,553	(68,577,849)

Distributions Paid From:
Net investment income	(1,315,023)	(259,686)
Net realized gain	—	(2,364,348)
Net decrease in net assets resulting from distributions paid	(1,315,023)	(2,624,034)

Capital Share Transactions:
Shares sold	242,121,127	179,601,797
Shares issued to holders in reinvestment of distributions	1,153,134	2,451,437
Shares redeemed	(75,612,671)	(36,257,970)
Net increase in net assets resulting from capital share transactions	167,661,590	145,795,264
Total Increase in Net Assets	210,403,120	74,593,381

Net Assets:
Beginning of Period	307,973,079	233,379,698
End of Period (includes undistributed net investment
income of $1,449,567 and $1,315,023 respectively)	$518,376,199	$307,973,079

Transactions in Shares:
Shares sold	24,708,177	20,791,374
Shares issued to holders in reinvestment of distributions	120,874	328,171
Shares redeemed	(7,784,307)	(4,509,587)
Net increase in shares outstanding	17,044,744	16,609,958

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010(1)	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.24	$11.23	$13.36	$11.07	$10.00

Income (Loss) from
Investment Operations:
Net investment income	0.03 (2)	0.03	0.02	0.01	0.06 (2)
Net realized and unrealized gain (loss) on investments	1.28	(2.93)	(0.98)	2.43	1.04
Total Income (Loss) from Investment Operations	1.31	(2.90)	(0.96)	2.44	1.10

Less Distributions:
From net investment income	(0.03)	(0.01)	(0.02)	— (3)	(0.03)
From net realized gain on investments	—	(0.08)	(1.15)	(0.15)	—
Total Distributions	(0.03)	(0.09)	(1.17)	(0.15)	(0.03)

Net Asset Value, End of Period	$9.52	$8.24	$11.23	$13.36	$11.07

Total Return	15.88%	(25.78)%	(7.48)%	22.25%	11.02%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$518,376	$307,973	$233,380	$193,424	$133,058
Ratio of expenses to average net assets
Before waivers and reimbursements	0.93%	0.96%	0.96%	0.98%	1.08%
Net of waivers and reimbursements	0.94%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.43%	0.54%	0.19%	0.08%	0.15%
Net of waivers and reimbursements	0.42%	0.55%	0.20%	0.10%	0.28%
Portfolio turnover rate	45%	46%	71%	71%	91%

(1)	Effective March 1, 2010, IronBridge Capital Management, L.P. became investment adviser to the Fund.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
IRONBRIDGE GLOBAL
FOCUS FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, L.P.

Dear Shareholders:

The Frontegra IronBridge Global Focus Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States.

Performance Review

Since inception on September 18, 2009, the Frontegra IronBridge Global Focus Fund returned -8.60%, net of fees, versus the MSCI World Index Net return of -7.10%.

The stock selection within Financials, Industrials, Energy, Consumer Staples and Telecommunications was a positive contributor to the relative return profile, while selection amongst the Health Care, Utilities, Consumer Discretionary, Information Technology and Materials detracted from the Fund’s relative performance.

The strong recovery from the lows of March 2009 came to a halt in the fourth quarter of the Fund’s fiscal year.  Absent further stimulus packages, equity markets responded with a sharp decline in response either to concerns over sovereign debt levels or to signs of slowdown in early cycle parts of the global economy.

Corporate results released during the fourth quarter of the Fund’s fiscal year were characterized by margins holding up or improving, but sales growth was generally disappointing.  The revisions ratio which had peaked in October 2009 at over 2.1x and had stabilized at 1.3x in the first three month of 2010, is now running at just over 1x according to the latest data from Merrill Lynch.

The short-term consequence of money printing, fiscal stimuli and intervention was the “Reflation” of risk assets in general from the Fund’s inception through March 2010.  Authorities managed to force discount rates down and all risky assets rose, especially those of the most highly levered companies.  Beginning around October 2009 and continuing through March 2010, the real economy showed very positive signs in response to the various massive fiscal and monetary stimuli.  This was evident in an improvement in a number of lead indicators that subsequently ushered in a period of stability in income and employment.

The fourth quarter of the Fund’s year may signal a return of deflationary tendencies, with private sector de-leveraging, many government bond yields hitting new lows and lead indicators decelerating.  While short term fiscal deficits and money printing are prerequisites to help the private sector repair balance sheets, they cannot by themselves raise living standards.  Productivity and innovation raise living standards.  The consequences of all this debt accumulation and deficit funding are likely higher volatility and lower growth.

Portfolio Outlook

It is all too easy to put too much of the emphasis on short-term predictions for GDP, consumer expenditure, employment or indeed, the scale of future money printing.  Instead, from our perspective, the outlook for economies and markets in general should be viewed as part of a major longer term “re-balancing” phase.  We anticipate that this “re-balancing” phase will be volatile for equity markets, bond markets and currency markets alike, as a large scale tug of war develops between debtors trying to deleverage and the authorities trying to get them to start borrowing and spending again.  The various asset markets currently sit in-between, trying to predict who will win this tug of war.

Continued deleveraging could lead to sustained bouts of deflation like that experienced in Japan. That has serious consequences for highly leveraged government and financial sectors.  On the other hand, successful reflation could lead to another round of major asset price bubbles.  Unfortunately, because centrally directed liquidity can never be allocated fairly and equally across the economy as a whole, that could easily result in mis-allocation of capital like we have seen in the past.  The most obvious recent example stemmed from the highly damaging trifecta of poor tax policy, lax lending practices and inappropriate monetary policy which drove house prices in many regions of the world to unsustainable highs and trapped financial capital in a non-productive asset.

Reflecting on this current macro environment, the biggest short run challenge for all investors is likely that the consequences of further government and central bank intervention will frame returns from markets for the foreseeable future.

The consensus generated around the G20 summit at the height of the financial crisis ensured all risk assets rose in tandem.  This regime lasted a few short months and quarters but has now been replaced by the longer term re-balancing phase; a phase where all members of the G20 face up to their own specific challenges.  These challenges are in turn driven by wide differences in budget deficits, current accounts, private debt accumulation, savings rates, currency regimes and even straightforward demographics.

In Europe, by way of example, the challenge is that when governments try to cut their budget deficits, the critical question is the extent to which the negative impact on aggregate demand can be offset by a reduction in private sector saving and/or an improvement in net exports.  The problem is that the private sector in much of Europe is trying to increase saving rates following the boom of the 2000s that ultimately went bust.  At the same time, the fixed exchange rate regime restricts the ability of many peripheral European countries from improving their external position.  So the Eurozone will face the re-balancing phase with a tough choice between sustaining fiscal transfers from core to peripheral Europe or the unwinding of the currency union.

Might there be the potential for other offsets to emerge?  For example, could there be a reduction in private sector savings in the rest of the world to mop up the products and services made more affordable by a weakening Euro currency?  This outcome seems unlikely given the fact that U.K., U.S. and Japanese households are probably going to have to remain prudent themselves.  At the same time, the combined consumer spending power of the developing countries is unlikely to be sufficient to plug a consumption gap that according to the IMF would occur if developed economy governments chose to reduce their deficits to 3% of GDP.  That action alone would withdraw roughly $2.2trn of demand from the global economy.

However, before we conclude that the re-balancing phase is doomed to fail, it is possible to turn to evidence from our own framework that points towards a more positive long-term path and a more successful outcome.  A better bet for offsetting fiscal austerity can be found in the financial conditions in the corporate sector.

The data from our own framework reveals that the corporate sector aggregate ROIs have troughed at levels higher than in any previous recession.  In addition, corporate sector balance sheets, with the exception of those with significantly underfunded pension funds, have rarely been in better shape. Companies have been in capital preservation mode and are emerging from the liquidity crisis with record levels of cash.

Aggregate asset growth charts for the major developed economies illustrate the degree to which investment has lagged economic growth for a number of years.  Investment share of GDP in the developed world is at all time lows and the gap between ROI and asset growth at the corporate level in the U.S. alone, is higher than at any time since the early 1990’s.  Given the challenges posed by the need to upgrade technology, support aging populations and tackle the threats from an over reliance on carbon consumption, it is clear that an investment boom could be both necessary and highly productive.

In addition, many parts of the developed world have the exchange rate flexibility to improve net exports via currency depreciation rather than via deflation. This could further accelerate a more productive re-balancing. At the same time, it is possible that it is deemed more politically expedient to re-balance long-term Western living standards via currency debasement than via nominal wage cuts.

As we have identified, we anticipate further volatility ahead as this re-balancing phase unfolds.  However, because our economic-based risk controls work, we can put our forward looking focus firmly on picking better stocks.  We can continue to monitor our long-term milestones and search for attractive stock opportunities across the globe, opportunities where managements are undertaking the correct capital allocation decisions, appropriate for their position in the corporate Life Cycle.  We can look for attractive pay-off structures and continue to manage portfolios with Life Cycle diversification and diversification by source of Net Cash Receipts, our primary tools for risk control.

Best regards,

Stephen Barrow	Matt Halkyard, CFA

James Clarke, CFA	Peter Rutter, CFA

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 9/18/09 commencement of operations.

Portfolio Total Return**
FOR THE PERIOD ENDED 6/30/10	FUND	INDEX

SINCE INCEPTION	(8.60)%	(7.10)%

This chart assumes an initial gross investment of $100,000 made on 9/18/09.  Returns shown include the reinvestment of all distributions.  Past performance is not predictive of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.  In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Global Focus Fund
SCHEDULE OF INVESTMENTS
June 30, 2010

Number of Shares		Value

COMMON STOCKS 99.0%
	Australia 1.0%
22,380	Westpac Banking Corp.	$394,481

	Canada 9.7%
19,578	Barrick Gold Corp.	889,037
49,794	Brookfield Asset Management, Inc.	1,126,340
19,714	Canadian Natural Resources Ltd.	655,097
11,141	Petrobank Energy & Resources Ltd. (a)	391,931
13,528	TD Bank Financial Group	876,578
		3,938,983
	Finland 1.5%
29,271	Sampo Oyj	617,141

	France 2.8%
6,520	Compagnie Generale des
	Etablissements Michelin - Class B	454,264
23,260	Legrand SA	689,453
		1,143,717
	Germany 3.4%
15,260	Bayer AG	852,752
19,199	E.ON AG	516,228
		1,368,980
	Hong Kong 1.9%
207,100	Hang Lung Properties Ltd.	792,147

	Ireland 1.9%
38,421	CRH PLC	791,594

	Japan 10.3%
19,820	Canon, Inc.	738,681
16,460	Mitsui Sumitomo Insurance Group	352,299
38,700	Seven & I Holdings Co. Ltd.	886,666
14,300	Shin-Etsu Chemical Co. Ltd.	664,881
17,500	Softbank Corp.	464,157
23,000	Sony Corp.	613,479
24,500	Suzuki Motor Corp.	480,823
		4,200,986
	Netherlands 0.9%
7,673	Fugro N.V.	354,474

	Spain 1.2%
44,950	Banco Santander SA	471,355

	Sweden 1.7%
28,720	Svenska Handelsbanken AB	702,603

	Switzerland 7.4%
7,522	Lonza Group AG	500,810
37,086	Nestle SA	1,788,244
5,259	Roche Holding AG	723,858
		3,012,912
	United Kingdom 5.9%
37,811	BHP Billiton PLC	980,383
22,099	Standard Chartered PLC	538,119
159,443	Tesco PLC	899,483
		2,417,985
	United States 49.4%
4,010	Apple, Inc. (a)	1,008,635
11,761	Avnet, Inc. (a)	283,558
12,910	BB&T Corp.	339,662
3,089	Beckman Coulter, Inc.	186,236
23,804	Becton, Dickinson & Co.	1,609,626
12,260	Berkshire Hathaway, Inc. (a)	976,999
21,790	Best Buy Co., Inc.	737,809
19,720	Costco Wholesale Corp.	1,081,248
9,677	Exelon Corp.	367,436
16,700	Exxon Mobil Corp.	953,069
4,747	The Goldman Sachs Group, Inc.	623,139
7,224	International Business Machines Corp.	892,020
15,505	Johnson & Johnson	915,725
20,792	JPMorgan Chase & Co.	761,195
3,181	Lubrizol Corp.	255,466
46,260	Microsoft Corp.	1,064,442
16,119	National Oilwell Varco, Inc.	533,055

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Number of Shares		Value

COMMON STOCKS 99.0% (continued)

	United States 49.4% (continued)
12,688	Northern Trust Corp.	$592,530
20,791	Occidental Petroleum Corp.	1,604,026
46,713	Oracle Corp.	1,002,461
15,470	Ross Stores, Inc.	824,396
22,241	Union Pacific Corp.	1,545,972
19,996	United Technologies Corp.	1,297,940
25,810	W.R. Berkley Corp.	682,933
		20,139,578
	Total Common Stocks
	(Cost $44,221,165)	40,346,936

Principal Amount

SHORT-TERM INVESTMENTS 1.1%
	Commercial Paper 1.1%
$472,000	U.S. Bank, N.A.,
	0.000%, 07/01/2010	472,000
	Total Short-Term Investments
	(Cost $472,000)	472,000

	Total Investments 100.1%
	(Cost $44,693,165)	40,818,936

	Liabilities in Excess
	of Other Assets (0.1)%	(54,512)

	TOTAL NET ASSETS 100.0%	$40,764,424

(a)	Non-Income Producing.

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stock	99.0%
Short-Term Investments	1.1
Liabilities in Excess of Other Assets	(0.1)
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
PORTFOLIO DIVERSIFICATION
June 30, 2010

	Value	Percentage
Consumer Discretionary	$3,110,771	7.6%
Consumer Staples	4,655,641	11.4
Energy	4,491,652	11.0
Financials	9,847,521	24.2
Health Care	4,789,007	11.8
Industrials	3,533,365	8.7
Information Technology	4,989,797	12.2
Materials	3,581,361	8.8
Telecomm Service	464,157	1.1
Utilities	883,664	2.2
Total Common Stocks	40,346,936	99.0
Total Short-Term Investments	472,000	1.1
Total Investments	40,818,936	100.1
Liabilities in Excess of Other Assets	(54,512)	(0.1)
Total Net Assets	$40,764,424	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010

Assets:
Investments at value (cost $44,693,165)	$40,818,936
Cash	38,765
Interest and dividends receivable	97,815
Receivable for Fund shares sold	825
Receivable for investments sold	86,081
Prepaid expenses and other assets	2,576
Total assets	41,044,998

Liabilities:
Payable for investments purchased	194,218
Accrued investment advisory fee	16,117
Accrued expenses	70,239
Total liabilities	280,574
Net Assets	$40,764,424

Net Assets Consist of:
Paid in capital	$43,782,585
Undistributed net investment income	344,498
Accumulated net realized gain	512,640
Net unrealized depreciation on:
Investments	(3,874,229)
Foreign currency	(1,070)
Net Assets	$40,764,424

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	4,466,843
Net Asset Value, Redemption Price and Offering Price Per Share	$9.13

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
STATEMENT OF OPERATIONS

For the period
September 18, 2009(1)
through
June 30, 2010
Investment Income:
Dividend income(2)	$725,805
Interest income	470
Total Investment Income	726,275

Expenses:
Investment advisory fees (Note 3)	280,795
Legal fees	35,890
Audit fees	34,944
Fund administration and accounting fees	26,857
Custody fees	25,160
Sub-administration fees (Note 3)	16,491
Shareholder servicing fees	9,145
Reports to shareholders	7,342
Directors’ fees and related expenses	5,443
Federal and state registration fees	4,616
Compliance related expenses	422
Other	3,322
Total expenses before waiver and reimbursement	450,427
Waiver and reimbursement of expenses by Adviser (Note 3)	(126,432)
Net expenses	323,995
Net Investment Income	402,280

Realized and Unrealized Loss on Investments:
Net realized loss on:
Investments	(374,892)
Foreign currency transactions	(12,404)
Change in net unrealized appreciation/(depreciation) on:
Investments	(3,874,229)
Foreign currency transactions	(1,070)
Net Realized and Unrealized Loss on Investments	(4,262,595)
Net Decrease in Net Assets Resulting from Operations	$(3,860,315)

(1)	Commencement of operations
(2)	Net of $56,043 in foreign withholding taxes

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
STATEMENT OF CHANGES IN NET ASSETS

For the period
September 18, 2009(1)
through
June 30, 2010
Operations:
Net investment income	$402,280
Net realized loss on:
Investments	(374,892)
Foreign currency transactions	(12,404)
Change in net unrealized appreciation/(depreciation) on:
Investments	(3,874,229)
Foreign currency transactions	(1,070)
Net decrease in net assets resulting from operations	(3,860,315)

Distributions Paid From:
Net investment income	(45,378)
Net decrease in net assets resulting from distributions paid	(45,378)

Capital Share Transactions:
Shares sold	45,459,527
Shares issued to holders in reinvestment of distributions	33,135
Shares redeemed	(822,545)
Net increase in net assets resulting from capital share transactions	44,670,117
Total Increase in Net Assets	40,764,424

Net Assets:
Beginning of Period	—
End of Period (includes undistributed net investment income of $344,498)	$40,764,424

Transactions In Shares:
Shares sold	4,543,097
Shares issued to holders in reinvestment of distributions	3,347
Shares redeemed	(79,601)
Net increase in shares outstanding	4,466,843

(1)	Commencement of operations

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
FINANCIAL HIGHLIGHTS

	For the Period
	Ended
	June 30,
	2010(1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from
Investment Operations:
Net investment income	0.09
Net realized and unrealized loss on investments	(0.95)
Total Loss from Investment Operations	(0.86)

Less Distributions:
From net investment income	(0.01)
Total Distributions	(0.01)

Net Asset Value, End of Period	$9.13

Total Return	(8.60	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$40,764
Ratio of expenses to average net assets
Before waivers and reimbursements	1.36	%(3)
Net of waivers and reimbursements	1.00	%(1)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.86	%(3)
Net of waivers and reimbursements	1.22	%(3)
Portfolio turnover rate	41	%(2)

(1)	Commenced operations on September 18, 2009.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
MASTHOLM INTERNATIONAL
EQUITY FUND

REPORT FROM MASTHOLM ASSET MANAGEMENT, LLC:

Dear Shareholders:

The Frontegra Mastholm International Equity Fund (formerly, the Frontegra New Star International Equity Fund) strives to achieve capital appreciation by investing in a diversified portfolio of securities of large- and mid-cap companies located outside the United States.  The objective is relative to and measured against the Morgan Stanley EAFE Index.

Performance Review

The Frontegra Mastholm International Equity Fund returned 0.52%, net of fees, for the fiscal year ending June 30, 2010.  The Fund’s return underperformed the 6.38% return of its benchmark, the MSCI EAFE Index.  Effective October 12, 2009, Mastholm Asset Management replaced New Star Institutional Managers, Ltd. as subadviser to the Fund and the Fund was renamed the Frontegra Mastholm International Equity Fund.

Portfolio Outlook and Strategy

The global equity recovery which began in March of 2009 was based on investor expectations that a global depression had been averted.  The massive amounts of government stimulus enacted during the credit crisis fueled a rally among lower quality, higher risk stocks, particularly banks that were decimated during the credit crisis.  Corporate earnings did improve in the second half of 2009, which led investors to concentrate investments in cyclical recovery stocks, materials, and emerging markets on the basis that early stage signs of economic recovery would lead to higher levels of economic growth.

The market rally stalled in January 2010 as the Greek debt crisis took center stage.  A series of political missteps among European leaders trying to figure out how to solve the crisis of confidence drove the euro down about 20% from its November 2009 high, and led investors to speculate about the impact of potentially slower growth in the Eurozone on Chinese exports to Europe, their major export market.  Recent strong economic activity in Germany due to a lower euro may offset some of the economic growth hurdles facing the Mediterranean countries of Spain, Portugal, Italy and Greece, which will suffer from recent austerity measures.  During this difficult time in Europe, the Fund had virtually no exposure to any stocks in these countries.

While stock markets were relatively flat in the first quarter of 2010, markets fell sharply in the second quarter due to the ongoing sovereign debt crisis and deteriorating expectations about the strength of the global recovery.  Corporate earnings have been quite strong in calendar year 2010 and the vast majority of Fund holdings have met or exceeded analyst expectations.

The direction of capital markets in this tepid environment continues to be driven by investor fears of a slowdown led by negative consumption trends in the United States and United Kingdom, as well as periphery states in Continental Europe.  Although corporate profits have been surprisingly strong, investors are concerned about the impact of slower economic growth in the second half of 2010 and what impact that might have on the ability of corporations to pass along higher input costs.

The portfolio remains underweighted in the United Kingdom, Australia and Japan, while overweighted in Switzerland, the Netherlands and Germany.  Emerging market exposure was about 9% at the end of the fiscal year, primarily in South Korea, which was additive during 2010 due to a strong currency and outperformance among carmakers such as Hyundai.

From a sector perspective, the portfolio has been underweighted in financials throughout the period from October when Mastholm began to manage the portfolio.  In addition, our financial exposure has been concentrated in higher quality names which lagged the rally in riskier stocks.

The portfolio remains overweighted in technology stocks, particularly in the LED space, which has experienced above expectations growth for televisions and street lighting.  Consumer discretionary stocks have also been overweighted due to a rebound in consumer spending.  Telecom, utilities and health care remain slightly below market weight.

If investor expectations for continued global growth do not materialize, companies with demonstrated top and bottom line earnings growth should be quite competitive in a difficult environment.  The Mastholm investment process is designed to identify companies with accelerating top and bottom line growth, regardless of the economic environment.

Thank you for your continued support.

Thomas M. Garr
Mastholm Asset Management, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 1/08/04 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/10	FUND	INDEX

SIX MONTHS	(14.11)%	(12.93)%

ONE YEAR	0.52%	6.38%

FIVE YEAR	(2.21)%	1.35%

SINCE COMMENCEMENT
AVERAGE ANNUAL	(0.08)%	3.44%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  Effective October 12, 2009, Mastholm Asset Management, LLC became subadviser to the Fund.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australasia and the Far East.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Mastholm International Equity Fund
SCHEDULE OF INVESTMENTS
June 30, 2010

Number of Shares		Value

COMMON STOCKS 94.3%

	Australia 1.5%
11,400	BHP Billiton Ltd.	$354,649
15,800	QBE Insurance Group Ltd.	239,750
		594,399
	Belgium 1.6%
12,600	Anheuser-Busch InBev NV	605,825

	Brazil 0.8%
22,900	Hypermarcas SA (a)	293,704

	Canada 4.2%
129,200	Cline Mining Corp. (a)	129,862
8,800	Niko Resources Ltd.	818,456
9,500	Open Text Corp. (a)	356,630
22,700	Sino-Forest Corp. (a)	322,625
		1,627,573
	China 2.5%
12,600	Ctrip.com International
	Ltd. - ADR (a)	473,256
39,000	Lianhua Supermarket
	Holdings, Co. Ltd.	142,857
10,000	Sina Corp. (a)	352,600
		968,713
	France 6.0%
16,497	BNP Paribas	887,554
4,200	EDF SA	159,796
94,100	Natixis (a)	408,625
30,800	Valeo SA (a)	837,654
		2,293,629
	Germany 8.0%
7,100	Adidas AG	343,746
19,800	Aixtron AG	468,098
3,400	Allianz SE	336,510
6,097	Bayer AG	340,710
18,500	Daimler AG	935,834
9,700	Fresenius Medical Care AG	640,708
		3,065,606
	Hong Kong 2.2%
25,800	ASM Pacific Technology Ltd.	200,433
801,000	SJM Holdings Ltd.	670,843
		871,276
	Japan 20.9%
10,300	Canon, Inc.	383,878
8,300	Eisai Co. Ltd.	275,401
9,000	Fanuc Ltd.	1,016,303
2,100	Fast Retailing, Co. Ltd.	317,760
4,000	Keyence Corp.	924,970
27,700	Komatsu Ltd.	498,770
19,100	Mitsubishi Corp.	395,149
85,700	Mitsubishi Tokyo
	Financial Group, Inc.	389,139
35,000	Nabtesco Corp.	539,510
30,600	Nikon Corp.	527,355
6,900	ORIX Corp.	499,869
291	Rakuten, Inc.	210,258
49,800	Sega Sammy Holdings, Inc.	715,359
27,500	Softbank Corp.	729,390
11,500	Tokyo Electron Ltd.	619,473
		8,042,584
	Netherlands 9.9%
6,400	ArcelorMittal	171,660
14,553	ASML Holding NV	400,498
10,300	European Aeronautic Defense
	and Space Co. NV	210,201
49,200	ING Groep NV (a)	364,106
45,100	Koninklijke Ahold NV	557,883
38,800	Koninklijke Philips Electronics NV	1,158,651
22,300	Royal Dutch Shell PLC	560,571
15,500	TNT NV	390,401
		3,813,971
	Norway 1.9%
142,100	Storebrand ASA (a)	730,594

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2010

Number of Shares		Value

COMMON STOCKS 94.3% (continued)

	South Korea 4.3%
4,200	Hyundai Motor Co.	$491,437
9,900	Korean Air Lines Co., Ltd. (a)	657,761
4,100	Samsung Electro-Mechanics Co. Ltd.	512,704
		1,661,902
	Sweden 1.8%
7,600	Modern Times Group AB	416,050
26,800	Telefonaktiebolaget LM Ericsson	297,271
		713,321
	Switzerland 13.6%
19,300	Adecco SA	920,742
78,000	Clariant AG (a)	987,668
21,948	Credit Suisse Group AG	825,184
21,700	Nestle SA	1,046,348
4,100	Novartis AG	198,699
4,500	Roche Holdings AG	619,388
5,100	Sonova Holding AG	625,859
		5,223,888
	United Kingdom 15.1%
86,400	Barclays PLC	344,866
40,520	BG Group PLC	602,647
147,700	Electrocomponents PLC	475,611
41,900	HSBC Holdings PLC	382,785
23,916	Imperial Tobacco Group PLC	668,229
179,900	Kingfisher PLC	563,548
249,900	Lloyds Banking Group PLC	200,797
51,500	Tesco PLC	292,865
12,564	Unilever PLC	335,861
203,655	Vodafone Group PLC	419,629
65,200	WPP PLC	614,215
68,700	Xstrata PLC	899,602
		5,800,655
	Total Common Stocks
	(Cost $36,580,664)	36,307,640

PREFERRED STOCKS 1.1%
	Brazil 1.1%
4,400	Companhia de Bebidas das Americas	437,806
	Total Preferred Stocks
	(Cost $430,868)	437,806

SHORT-TERM INVESTMENTS 3.4%

	Investment Company 3.4%
1,296,248	Fidelity Institutional
	Money Market Portfolio	1,296,248
	Total Short-Term Investments
	(Cost $1,296,248)	1,296,248

	Total Investments 98.8%
	(Cost $38,307,780)	38,041,694

	Other Assets in Excess
	of Liabilities 1.2%	474,821

	TOTAL NET ASSETS 100.0%	$38,516,515

(a)	Non-Income Producing.
ADR - American Depositary Receipt.

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	94.3%
Preferred Stocks	1.1
Short-Term Investments	3.4
Other Assets in Excess of Liabilities	1.2
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
PORTFOLIO DIVERSIFICATION
June 30, 2010

	Value	Percentage
Consumer Discretionary	$7,117,315	18.5%
Consumer Staples	3,943,572	10.2
Energy	1,981,674	5.1
Financials	5,609,779	14.6
Health Care	2,700,765	7.0
Industrials	5,787,488	15.0
Information Technology	4,992,166	13.0
Materials	2,866,066	7.5
Telecomm Service	1,149,019	3.0
Utilities	159,796	0.4
Total Common Stocks	36,307,640	94.3
Preferred Stocks	437,806	1.1
Total Short-Term Investments	1,296,248	3.4
Total Investments	38,041,694	98.8
Other Assets in Excess of Liabilities	474,821	1.2
Total Net Assets	$38,516,515	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010

Assets:
Investments at value (cost $38,307,780)	$38,041,694
Foreign currency at value (cost $50,392)	50,372
Cash	46,110
Interest and dividends receivable	481,371
Receivable for investments sold	720,918
Receivable from Adviser	2,109
Prepaid expenses and other assets	8,496
Total assets	39,351,070

Liabilities:
Payable for investments purchased	$751,941
Accrued expenses	82,614
Total liabilities	834,555
Net Assets	$38,516,515

Net Assets Consist of:
Paid in capital	$145,668,084
Undistributed net investment income	590,856
Accumulated net realized loss	(107,514,190)
Net unrealized appreciation/(depreciation) on:
Investments	(266,086)
Foreign currency	37,851
Net Assets	$38,516,515

Capital Stock, $0.01 Par Value
Authorized	100,000,000
Issued and outstanding	5,102,947
Net Asset Value, Redemption Price and Offering Price Per Share	$7.55

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2010
Investment Income:
Dividend income(1)	$1,931,248
Interest income	7,860
Total Investment Income	1,939,108

Expenses:
Investment advisory fees (Note 3)	1,306,126
Custody fees	284,388
Fund administration and accounting fees	73,370
Legal fees	53,086
Audit fees	43,840
Federal and state registration fees	25,815
Shareholder servicing fees	15,613
Reports to shareholders	15,405
Directors’ fees and related expenses	8,545
Interest expense	1,185
Compliance related expenses	512
Other	16,088
Total expenses before waiver and reimbursement	1,843,973
Waiver and reimbursement of expenses by Adviser (Note 3)	(811,681)
Net expenses	1,032,292
Net Investment Income	906,816

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	16,444,788
Foreign currency transactions	(104,437)
Change in net unrealized appreciation/(depreciation) on:
Investments	6,049,436
Foreign currency transactions	36,238
Net Realized and Unrealized Gain on Investments	22,426,025
Net Increase in Net Assets Resulting from Operations	$23,332,841

(1)	Net of $140,672 in foreign withholding taxes

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	June 30, 2010	June 30, 2009
Operations:
Net investment income	$906,816	$5,652,381
Net realized gain (loss) on:
Investments	16,444,788	(120,490,311)
Foreign currency transactions	(104,437)	(167,107)
Change in net unrealized appreciation/(depreciation) on:
Investments	6,049,436	(49,838,040)
Foreign currency translation	36,238	77,733
Net increase (decrease) in net assets resulting from operations	23,332,841	(164,765,344)

Distributions Paid From:
Net investment income	(5,738,700)	(10,274,560)
Net realized gain on investments	—	(11,287,593)
Net decrease in net assets resulting from distributions paid	(5,738,700)	(21,562,153)

Capital Share Transactions:
Shares sold	12,774,821	32,708,631
Shares issued to holders in reinvestment of distributions	5,738,700	17,427,623
Shares redeemed	(197,476,360)	(138,012,420)
Redemption fees	1,445	—
Net decrease in net assets resulting from capital share transactions	(178,961,394)	(87,876,166)
Total Decrease in Net Assets	(161,367,253)	(274,203,663)

Net Assets:
Beginning of Period	199,883,768	474,087,431
End of Period (includes undistributed net investment
income of $590,856 and $5,474,041 respectively)	$38,516,515	$199,883,768

Transactions in Shares:
Shares sold	1,454,683	3,543,690
Shares issued to holders in reinvestment of distributions	664,201	2,311,356
Shares redeemed	(22,584,239)	(16,095,020)
Net decrease in shares outstanding	(20,465,355)	(10,239,974)

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010(1)	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.82	$13.24	$16.11	$13.08	$11.07

Income (Loss) from
Investment Operations:
Net investment income	0.27	0.29	0.31	0.25	0.31 (2)
Net realized and unrealized gain (loss) on investments	(0.18)	(4.97)	(1.75)	3.25	1.81
Total Income (Loss) from Investment Operations	0.09	(4.68)	(1.44)	3.50	2.12

Less Distributions:
From net investment income	(0.36)	(0.35)	(0.25)	(0.22)	(0.07)
From net realized gain on investments	—	(0.39)	(1.18)	(0.25)	(0.04)
Total Distributions	(0.36)	(0.74)	(1.43)	(0.47)	(0.11)

Net Asset Value, End of Period	$7.55	$7.82	$13.24	$16.11	$13.08

Total Return	0.52%	(35.13)%	(9.60)%	27.12%	19.27%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$38,517	$199,884	$474,087	$712,620	$531,321
Ratio of expenses to average net assets
Before waivers and reimbursements	1.34%	1.16%	1.06%	1.07%	1.09%
Net of waivers and reimbursements	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.07%	1.78%	1.44%	1.30%	1.60%
Net of waivers and reimbursements	0.66%	2.19%	1.75%	1.62%	1.94%
Portfolio turnover rate	268%	57%	54%	62%	35%

(1)	Effective October 12, 2009, Mastholm Asset Management, LLC became subadviser to the Fund.
(2)	Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
NETOLS SMALL CAP
VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT:

Dear Fellow Shareholders:

Since its inception on December 16, 2005, the Frontegra Netols Small Cap Value Fund (Institutional Class) has outperformed the benchmark, returning 0.66% annualized, net of fees, compared to -1.69% annualized for the Russell 2000 Value Index.

Performance Review

For the year ended June 30, 2010, the Frontegra Netols Small Cap Value Fund (Institutional Class) has returned 11.76%, net of fees, compared to 25.07% for the Russell 2000 Value Index.

Portfolio Review

The impact of stimulus spending has been the dominant market factor during the past 12 months.  The injection of low cost capital into the financial system re-inflated paper assets and once again fueled investor appetites for risk.  Corporations also used this opportunity to raise fresh capital to solidify their balance sheets.  However, as China announced plans to slow its economy and sovereign debt issues hit Europe, investors questioned the strength of the economy and began to price risk back into the market.  With national debt levels rising and tax receipts falling, the focus changed from stimulus programs to potential austerity programs, increased government regulation, and tax law changes.

Our market outlook remains conflicted.  Most companies continue to see favorable trends in their businesses.  However, questions remain regarding the trajectory of the economic recovery.  China’s attempt to slow growth, European credit issues, and domestic debt levels combined with new government spending may drive increased corporate and personal tax burdens.  This could potentially dampen the current recovery.  Mid-term elections may provide some relief to equity markets with enough change in Congress to place some checks and balances on the current administration’s reform efforts.

Positive Contributions to Relative Performance July 2009 through June 2010

•	Stock Selection – Energy, Financials and Consumer Staples

•	Underweight – Telecom Services and Utilities

•	Best Performing Stocks – Kansas City Southern, Whiting Petroleum, Sun Communities, Tenneco and Forest Oil

Negative Contributions to Relative Performance July 2009 through June 2010

•	Stock Selection – Consumer Discretionary, Information Technology and Health Care

•	Overweight – Health Care

•	Worst Performing Stocks – Champion Enterprises, Corinthian Colleges, ENGlobal, General Maritime and Gibraltar Industries

Thank you for your continued support.

Jeff Netols
Netols Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 12/16/05 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/10	FUND	INDEX

SIX MONTHS	(5.17)%	(1.64)%

ONE YEAR	11.76%	25.07%

THREE YEAR	(7.33)%	(9.85)%

SINCE COMMENCEMENT
AVERAGE ANNUAL	0.66%	(1.69)%

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund.  Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS
June 30, 2010

Number of Shares		Value

COMMON STOCKS 97.7%

	Advertising 0.9%
49,587	Arbitron, Inc.	$1,270,915

	Aerospace & Defense 1.2%
21,609	American Science &
	Engineering, Inc.	1,646,822

	Apparel & Accessories 1.9%
98,156	Carter’s, Inc. (a)	2,576,595

	Application Software 1.7%
107,609	Fair Isaac Corp.	2,344,800

	Auto Parts & Equipment 2.4%
168,373	Modine Manufacturing Co. (a)	1,293,105
94,322	Tenneco, Inc. (a)	1,986,421
		3,279,526
	Building Products 0.7%
99,614	Gibraltar Industries, Inc. (a)	1,006,101

	Chemicals - Commodity 1.4%
191,425	Spartech Corp. (a)	1,962,106

	Communications Equipment
	Manufacturing 1.0%
238,357	Harmonic, Inc. (a)	1,296,662

	Construction & Engineering 1.0%
79,032	Tutor Perini Corp. (a)	1,302,447

	Diversified Metals & Mining 2.3%
45,271	Compass Minerals
	International, Inc.	3,181,646

	Educational Services 1.1%
146,290	Corinthian Colleges, Inc. (a)	1,440,956

	Food Distributors 1.8%
80,023	United Natural Foods, Inc. (a)	2,391,087

	Health Care - Distributors 2.2%
138,764	PSS World Medical, Inc. (a)	2,934,859

	Health Care - Facility 2.9%
61,184	LifePoint Hospitals, Inc. (a)	1,921,178
123,862	Sunrise Senior Living, Inc. (a)	344,336
95,474	U.S. Physical Therapy, Inc. (a)	1,611,601
		3,877,115
	Health Care - Managed Care 1.2%
46,671	Magellan Health Services, Inc. (a)	1,695,091

	Health Care - Services 3.3%
89,795	Gentiva Health Services, Inc. (a)	2,425,363
94,881	Rehabcare Group, Inc. (a)	2,066,508
		4,491,871
	Health Care - Supplies 4.3%
34,408	Haemonetics Corp. (a)	1,841,516
101,983	Medical Action Industries, Inc. (a)	1,222,776
172,965	Merit Medical Systems, Inc. (a)	2,779,548
		5,843,840
	Industrial REITS 0.8%
212,475	First Industrial Realty Trust, Inc. (a)	1,024,130

	Insurance - Property/Casualty 1.7%
52,233	Hanover Insurance Group, Inc.	2,272,136

	IT Consulting & Services 3.5%
58,398	CACI International,
	Inc. - Class A (a)	2,480,747
51,986	ManTech International
	Corp. - Class A (a)	2,213,044
		4,693,791
	Machinery - Construction / Farm 2.8%
180,516	Titan International, Inc.	1,799,745

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010

Number of Shares		Value

COMMON STOCKS 97.7% (continued)

	Machinery - Construction /
	Farm 2.8% (continued)
51,259	Westinghouse Air Brake
	Technologies Corp.	$2,044,721
		3,844,466
	Machinery - Industrial 6.3%
48,874	Gardner Denver, Inc.	2,179,292
55,799	IDEX Corp.	1,594,178
50,705	Kaydon Corp.	1,666,166
25,297	Nordson Corp.	1,418,656
78,114	Robbins & Myers, Inc.	1,698,198
		8,556,490
	Marine 2.6%
62,986	Alexander & Baldwin, Inc.	1,875,723
395,370	Eagle Bulk Shipping, Inc. (a)	1,668,461
		3,544,184
	Movies and Entertainment 1.4%
67,144	DreamWorks
	Animation SKG, Inc. (a)	1,916,961

	Oil & Gas - Equipment/Services 3.2%
318,605	ION Geophysical Corp. (a)	1,108,745
180,682	North American Energy
	Partners, Inc. (a)(b)	1,595,422
90,400	Superior Energy Services, Inc. (a)	1,687,768
		4,391,935
	Oil & Gas - Exploration/Products 4.5%
103,210	Forest Oil Corp. (a)	2,823,826
41,967	Whiting Petroleum Corp. (a)	3,291,052
		6,114,878
	Oil & Gas - Storage 1.3%
286,339	General Maritime Corp. (b)	1,729,488

	Packaged Foods/Meats 3.0%
56,237	Lance, Inc.	927,348
67,109	TreeHouse Foods, Inc. (a)	3,064,197
		3,991,545
	Railroads 3.1%
59,656	Genesee & Wyoming, Inc. (a)	2,225,765
55,907	Kansas City Southern (a)	2,032,220
		4,257,985
	Regional Banks 9.8%
41,319	Bank of Hawaii Corp.	1,997,774
55,284	Community Bank System, Inc.	1,217,906
140,597	First Midwest Bancorp, Inc.	1,709,659
133,661	Glacier Bancorp, Inc.	1,960,807
185,369	Old National Bancorp	1,920,423
51,635	Prosperity Bancshares, Inc.	1,794,316
49,532	Westamerica Bancorporation	2,601,421
		13,202,306
	Residential REITS 4.2%
49,597	Mid-America Apartment
	Communities, Inc.	2,552,757
118,004	Sun Communities, Inc.	3,063,384
		5,616,141
	Restaurants 3.1%
180,846	Dominos Pizza, Inc. (a)	2,043,560
98,614	The Cheesecake Factory, Inc. (a)	2,195,147
		4,238,707
	Retail - Apparel 1.8%
146,489	AnnTaylor Stores Corp. (a)	2,383,376

	Retail - Catalog 1.5%
82,387	HSN, Inc. (a)	1,977,288

	Retail REITS 1.0%
226,233	Cedar Shopping Centers, Inc.	1,361,923

	Semiconductor Equipment 2.3%
125,706	Advanced Energy Industries, Inc. (a)	1,544,927

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010

Number of Shares		Value

COMMON STOCKS 97.7% (continued)

	Semiconductor
	Equipment 2.3% (continued)
389,901	Entegris, Inc. (a)	$1,547,907
		3,092,834
	Semiconductors 1.4%
226,512	Fairchild Semiconductor
	International, Inc. (a)	1,904,966

	Services - Environmental 1.0%
69,493	Tetra Tech, Inc. (a)	1,362,758

	Specialty Stores 1.9%
41,290	Tractor Supply Co.	2,517,452

	Steel 1.7%
68,999	Carpenter Technology Corp.	2,265,237

	Technology Distributions 0.1%
23,625	GTSI Corp. (a)	128,992

	Thrifts & Mortgage Finance 2.4%
144,409	Astoria Financial Corp.	1,987,068
175,088	MGIC Investment Corp. (a)	1,206,356
		3,193,424
	Total Common Stocks
	(Cost $131,086,334)	132,125,832

SHORT-TERM INVESTMENTS 2.0%

	Investment Company 2.0%
2,750,925	Fidelity Money Market Portfolio	2,750,925
	Total Short-Term Investments
	(Cost $2,750,925)	2,750,925

	Total Investments 99.7%
	(Cost $133,837,259)	134,876,757

	Other Assets in Excess
	of Liabilities 0.3%	340,608

	TOTAL NET ASSETS 100.0%	$135,217,365

(a)	Non-Income Producing.
(b)	U.S. Dollar denominated security of foreign issuer.

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2010, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	97.7%
Short-Term Investments	2.0
Other Assets in Excess of Liabilities	0.3
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010

Assets:
Investments at value (cost $133,837,259)	$134,876,757
Interest receivable	37,176
Receivable for Fund shares sold	125,204
Receivable for investments sold	1,331,635
Prepaid expenses and other assets	4,454
Total assets	136,375,226

Liabilities:
Payable for investments purchased	960,587
Accrued investment advisory fee	111,038
Accrued distribution and shareholder servicing fees	27,533
Accrued expenses	58,703
Total liabilities	1,157,861
Net Assets	$135,217,365

Net Assets Consist of:
Paid in capital	$141,162,063
Accumulated net realized loss	(6,984,196)
Unrealized appreciation on investments	1,039,498
Net Assets	$135,217,365

Capital Stock, $0.01 Par Value
Institutional Class Shares Authorized	50,000,000
Class Y Shares Authorized	50,000,000

Institutional Class:
Net Assets	$119,657,408
Issued and Outstanding	11,870,037
Net Asset Value, Redemption Price and Offering Price Per Share	$10.08

Class Y:
Net Assets	$15,559,957
Issued and Outstanding	1,556,061
Net Asset Value, Redemption Price and Offering Price Per Share	$10.00

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2010
Investment Income:
Dividend income	$1,153,216
Interest income	8,735
Total Investment Income	1,161,951

Expenses:
Investment advisory fees (Note 3)	969,735
Fund administration and accounting fees	39,316
Distribution and shareholder servicing fees - Class Y (Note 8)	30,905
Legal fees	30,484
Audit fees	25,187
Custody fees	23,704
Shareholder servicing fees	15,537
Federal and state registration fees	15,144
Directors’ fees and related expenses	8,195
Reports to shareholders	5,553
Compliance related expenses	507
Other	8,474
Total expenses before waiver and reimbursement	1,172,741
Waiver and reimbursement of expenses by Adviser (Note 3)	(75,253)
Net expenses	1,097,488
Net Investment Income	64,463

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investments	(2,816,578)
Change in net unrealized appreciation/(depreciation) on:
Investments	4,527,457
Net Realized and Unrealized Gain on Investments	1,710,879
Net Increase in Net Assets Resulting from Operations	$1,775,342

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2010	June 30, 2009
Operations:
Net investment income	$64,463	$65,463
Net realized loss on investments:	(2,816,578)	(3,424,284)
Change in net unrealized appreciation/(depreciation) on investments	4,527,457	(4,798,290)
Net increase (decrease) in net assets resulting from operations	1,775,342	(8,157,111)

Distributions Paid to Institutional Class Shareholders From:
Net investment income	(105,774)	(12,872)
Net realized gain	—	—
Return of capital	(34,387)	—
Net decrease in net assets resulting from distributions paid	(140,161)	(12,872)

Distributions Paid to Class Y Shareholders From:
Net investment income	—	—
Net realized gain	—	—
Net decrease in net assets resulting from distributions paid	—	—

Capital Share Transactions:
Shares sold - Institutional Class	87,906,355	25,776,914
Shares sold - Class Y	17,583,054	172,350
Shares issued to holders in reinvestment of distributions - Institutional Class	100,276	11,142
Shares issued to holders in reinvestment of distributions - Class Y	—	—
Shares redeemed - Institutional Class	(13,668,980)	(5,704,581)
Shares redeemed - Class Y	(2,737,389)	(66,608)
Net increase in net assets resulting from capital share transactions	89,183,316	20,189,217
Total Increase in Net Assets	90,818,497	12,019,234

Net Assets:
Beginning of Period	44,398,868	32,379,634
End of Period (includes undistributed net investment
income of $0 and $64,517 respectively)	$135,217,365	$44,398,868

Transactions In Shares – Institutional Class:
Shares sold	8,334,941	2,834,988
Shares issued to holders in reinvestment of distributions	9,764	1,297
Shares redeemed	(1,291,419)	(674,248)
Net increase in shares outstanding	7,053,286	2,162,037

Transactions In Shares – Class Y:
Shares sold	1,709,218	18,620
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(252,817)	(6,746)
Net increase in shares outstanding	1,456,401	11,874
The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

	Institutional Class
	Year		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2010		2009	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$9.03		$11.81	$12.88	$10.29	$10.00

Income (Loss) from
Investment Operations:
Net investment income	0.02	(2)	0.01	— (3)	0.03	—	(3)
Net realized and unrealized gain (loss) on investments	1.05		(2.79)	(0.90)	2.62	0.29
Total Income (Loss) from Investment Operations	1.07		(2.78)	(0.90)	2.65	0.29

Less Distributions:
From net investment income	(0.02)		— (3)	(0.02)	—	—
From net realized gain on investments	—		—	(0.15)	(0.06)	—
From return of capital	(0.00	)(6)	—	—	—	—
Total Distributions	(0.02)		—	(0.17)	(0.06)	—

Net Asset Value, End of Period	$10.08		$9.03	$11.81	$12.88	$10.29

Total Return	11.76%		(23.42)%	(7.01)%	25.81%	2.90	%(4)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$119,657		$43,504	$31,346	$17,368	$7,728
Ratio of expenses to average net assets
Before waivers and reimbursements	1.18%		1.45%	1.59%	2.10%	4.59	%(5)
Net of waivers and reimbursements	1.10%		1.10%	1.10%	1.10%	1.10	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.17%		(0.13)%	(0.40)%	(0.70)%	(3.44	)%(5)
Net of waivers and reimbursements	0.25%		0.22%	0.09%	0.30%	0.05	%(5)
Portfolio turnover rate	41%		36%	32%	49%	41	%(4)

(1)	Commenced operations on December 16, 2005.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Less than one cent per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

	Class Y
	Year	Year	Period
	Ended	Ended	Ended
	June 30,	June 30,	June 30,
	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$8.98	$11.78	$12.54

Income (Loss) from
Investment Operations:
Net investment loss	0.00	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.02	(2.78)	(0.57)
Total Income (Loss) from Investment Operations	1.02	(2.80)	(0.59)

Less Distributions:
From net investment income	—	—	(0.02)
From net realized gain on investments	—	—	(0.15)
Total Distributions	—	—	(0.17)

Net Asset Value, End of Period	$10.00	$8.98	$11.78

Total Return	11.36%	(23.77)%	(4.76	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$15,560	$895	$1,034
Ratio of expenses to average net assets
Before waivers and reimbursements	1.58%	1.85%	2.01	%(3)
Net of waivers and reimbursements	1.50%	1.50%	1.55	%(3)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(0.23)%	(0.53)%	(0.80	)%(3)
Net of waivers and reimbursements	(0.15)%	(0.18)%	(0.34	)%(3)
Portfolio turnover rate	41%	36%	32	%(2)

(1)	Commenced operations on November 1, 2007.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2010

(1)       Organization
Frontegra Funds, Inc. (the “Company”) was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  The Company consists of seven series:  the Frontegra Columbus Core Plus Fund (formerly Frontegra Total Return Bond Fund), the Frontegra Columbus Core Fund (formerly Frontegra Investment Grade Bond Fund), the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra IronBridge Global Focus Fund, the Frontegra Mastholm International Equity Fund (formerly Frontegra New Star International Equity Fund) and the Frontegra Netols Small Cap Value Fund (the “Funds”).  The Frontegra Columbus Core Plus and Columbus Core Funds seek a high level of total return, consistent with the preservation of capital.  The investment objective of the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra IronBridge Global Focus Fund, Frontegra Mastholm International Equity Fund and the Frontegra Netols Small Cap Value Fund is capital appreciation.  The Frontegra Columbus Core Plus and Columbus Core Funds are sub-advised by Reams Asset Management Company, LLC (“Reams”).  The Frontegra Columbus Core Plus Fund – Institutional Class and the Frontegra Columbus Core Plus Fund – Class Y commenced operations on November 25, 1996 and  November 12, 2009, respectively.  The Frontegra Columbus Core Fund commenced operations on February 23, 2001.  The Frontegra IronBridge Small Cap, IronBridge SMID and IronBridge Global Focus Funds advised by IronBridge Capital Management, L.P. (“IronBridge”), commenced operations on August 30, 2002, December 31, 2004 and September 18, 2009, respectively.  Prior to March 1, 2010, IronBridge served as investment subadviser to each of these Funds.  The Frontegra Mastholm International Equity Fund, sub-advised by Mastholm Asset Management, LLC (“Mastholm”), commenced operations on January 8, 2004.  Mastholm began managing the Fund on October 12, 2009.  The Frontegra Netols Small Cap Value Fund – Institutional Class and the Netols Small Cap Value Fund – Class Y, sub-advised by Netols Asset Management, Inc. (“Netols”), commenced operations on December 16, 2005 and November 1, 2007, respectively.

(2)       Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)       Investment Valuation

Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and evaluated dealer bid quotations. Debt securities, such as term loans, when not priced by an independent pricing service, are priced by an independent dealer based on the current closing bid price.  Credit default swaps are valued by a third party pricing service.  Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded.  Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”).  Shares of underlying mutual funds are valued at their respective NAVs.  Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries, market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra IronBridge Global Focus and Mastholm International Equity Funds.  In valuing assets, prices denominated in foreign curren-

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

cies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value.  Securities maturing within 60 days or less when purchased are valued by the amortized cost method.  Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge, Mastholm and Netols pursuant to guidelines established by the Board of Directors.

On January 21, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements.  ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures, (formerly FASB Statement No. 157), to require additional disclosures regarding fair value measurements.  Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.  Examples of inputs used in valuing Level 2 securities are current yields, current discount rates, credit quality, yields for comparable securities and trading volume.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010.  The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).  These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 —	Quoted prices in active markets for identical securities
Level 2 —
Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset backed securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices, interest rates and credit quality of issuers/counterparties for credit default swaps).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2010:

Columbus Core Plus Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Fixed Income
U.S. Treasury Obligations	$—	$127,153,397	$—	$127,153,397
Corporate Bonds	—	102,782,855	—	102,782,855
U.S. Government Agency Issues	—	15,043,076	—	15,043,076
Asset Backed Securities	—	43,092,754	—	43,092,754
Mortgage Backed Securities	—	91,591,050	—	91,591,050
Total Equity	—	379,663,162	—	379,663,162
Short-Term Investments	—	58,558,877	—	58,558,877
Total Investments in Securities	$—	$438,222,039	$—	$438,222,039
Other Financial instruments*
Foreign currency contracts	$—	$343,893	$—	$343,893
Swap contracts	$—	$207,958	$—	$207,958

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Columbus Core Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Fixed Income
U.S. Treasury Obligations	$—	$24,796,370	$—	$24,796,370
Corporate Bonds	—	13,645,497	—	13,645,497
U.S. Government Agency Issues	—	2,378,114	—	2,378,114
Asset Backed Securities	—	6,095,608	—	6,095,608
Mortgage Backed Securities	—	13,061,676	—	13,061,676
Total Fixed Income	—	59,977,265	—	59,977,265
Short-Term Investments	—	9,870,000	—	9,870,000
Total Investments in Securities	$—	$69,847,265	$—	$69,847,265
Other Financial instruments*	$—	$20,274	$—	$20,274

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

IronBridge Small Cap Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Equity
Common Stocks	$367,160,476	$—	$—	$367,160,476
Exchange Traded Funds	1,904,413	—	—	1,904,413
Total Equity	369,064,889	—	—	369,064,889
Short-Term Investments	—	6,094,000	—	6,094,000
Total Investments in Securities	$369,064,889	$6,094,000	$—	$375,158,889

IronBridge SMID Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Equity
Common Stocks	$510,928,517	$—	$—	$510,928,517
Total Equity	510,928,517	—	—	510,928,517
Short-Term Investments	—	3,991,000	—	3,991,000
Total Investments in Securities	$510,928,517	$3,991,000	$—	$514,919,517

IronBridge Global Focus Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Equity
Common Stocks	$24,078,562	$16,268,374	$—	$40,346,936
Total Equity	24,078,562	16,268,374	—	40,346,936
Short-Term Investments	—	472,000	—	472,000
Total Investments in Securities	$24,078,562	$16,740,374	$—	$40,818,936

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

Mastholm International Equity Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Equity
Preferred Stocks	$437,806	$—	$—	$437,806
Common Stocks	2,422,338	33,885,302	—	36,307,640
Total Equity	—	33,885,302	—	36,745,446
Short-Term Investments	1,296,248	—	—	1,296,248
Total Investments in Securities	$4,156,392	$33,885,302	$—	$38,041,694

Netols Small Cap Value Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Equity
Common Stocks	$132,125,832	$—	$—	$132,125,832
Total Equity	132,125,832	—	—	132,125,832
Short-Term Investments	2,750,925	—	—	2,750,925
Total Investments in Securities	$134,876,757	$—	$—	$134,876,757

For the year ended June 30, 2010, there were no significant transfers between Level 1 and Level 2.

(b)      Off-Balance Sheet Risk

The Frontegra Columbus Core Plus Fund is party to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationships between the U.S. dollar and various foreign currencies.  These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities.  Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.  The contract amount indicates the extent of the Fund’s involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date.  Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date that a Fund entered into the contract.  At June 30, 2010, the Frontegra Columbus Core Plus Fund had entered into strategic forward currency contracts that obligated the Fund to deliver and receive specified amounts of currencies at a specified future date.  The terms of the open contracts are as follows:

Columbus Core Plus Fund
							Asset	Liability
							Derivatives	Derivatives
	Settlement			U.S. $ Value at	Currency to	U.S. $ Value at	Unrealized	Unrealized
Counterparty	Date	Currency to be Delivered		June 30, 2010	be Received	June 30, 2010	Appreciation	Depreciation
Goldman Sachs	11/29/10	5,242,522	Australian Dollar	$4,536,338	U.S. Dollar	$4,333,263	$203,075	$—
Goldman Sachs	11/29/10	5,242,522	Australian Dollar	4,192,445	U.S. Dollar	4,333,263	140,818	—
				$8,728,783		$8,666,526	$343,893	$—

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

The Frontegra Columbus Core Plus Fund had net unrealized depreciation on forward currency contracts of $343,893 as of June 30, 2010.

The Frontegra Columbus Core Fund, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra IronBridge Global Focus Fund, Frontegra Mastholm International Equity Fund and Frontegra Netols Small Cap Value Fund held no forward contracts at June 30, 2010.

(c)      Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2010, open Federal and state income tax years include the tax years ended June 30, 2007, June 30, 2008 and June 30, 2009.  The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

(d)      Distributions to Shareholders

Dividends from net investment income are usually declared and paid quarterly for the Frontegra Columbus Core Plus and Frontegra Columbus Core Funds and at least annually for the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra IronBridge Global Focus Fund, Frontegra Mastholm International Equity Fund and the Frontegra Netols Small Cap Value Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 were as follows:

	Year Ended June 30, 2010				Year Ended June 30, 2009
	Ordinary	Long-Term	Return	Total	Ordinary	Long-Term	Total
	Income	Capital Gains	of Capital	Distributions	Income	Capital Gains	Distributions
Columbus Core Plus	$40,410,331	$—	$—	$40,410,331	$42,290,396	$448,994	$42,739,390
Columbus Core	2,269,754	—	—	2,269,754	5,468,450	—	5,468,450
IronBridge Small Cap	1,187,053	—	—	1,187,053	1,863,120	14,358,247	16,221,367
IronBridge SMID	1,315,023	—	—	1,315,023	1,319,242	1,306,867	2,626,109
IronBridge Global Focus	45,378	—	—	45,378	—	—	—
Mastholm International Equity	5,738,700	—	—	5,738,700	10,274,811	11,287,342	21,562,153
Netols Small Cap Value	105,774	—	34,387	140,161	12,995	—	12,995

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

At June 30, 2010 the components of accumulated earnings/losses on a tax basis were as follows:

	Columbus	Columbus	IronBridge	IronBridge	IronBridge	Mastholm	Netols Small
	Core Plus	Core	Small Cap	SMID	Global Focus	International	Cap Value
Cost of investments	$432,078,515	$68,402,748	$358,340,147	$495,439,166	$43,338,797	$39,332,123	$135,931,321
Gross unrealized
appreciation	$12,712,356	$1,577,337	$55,402,700	$63,263,651	$2,358,266	$2,326,521	$13,569,425
Gross unrealized
depreciation	(6,568,832)	(132,820)	(38,583,958)	(43,783,300)	(4,878,127)	(3,616,950)	(14,623,989)
Net unrealized
appreciation/depreciation	6,143,524	1,444,517	16,818,742	19,480,351	(2,519,861)	(1,290,429)	(1,054,564)
Undistributed
ordinary income	13,588,602	137,606	515,859	1,449,567	351,753	628,090	—
Total distributable earnings	13,588,602	137,606	515,859	1,449,567	351,753	628,090	—
Other accumulated losses	(5,621,718)	(4,794,975)	(31,824,732)	(43,080,893)	(850,053)	(106,489,230)	(4,890,134)
Total accumulated
earnings/(losses)	$14,110,408	$(3,212,852)	$(14,490,131)	$(22,150,975)	$(3,018,161)	$(107,151,569)	$(5,944,698)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and swaps.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2010, the Funds had the following capital loss carryforward available:

	Expiring
	6/30/15	6/30/16	6/30/17	6/30/18	Total
Columbus Core	$452,904	$—	$—	$4,294,089	$4,746,993
IronBridge Small Cap	—	—	9,341,207	22,483,525	31,824,732
IronBridge SMID	—	—	7,523,419	32,363,479	39,886,898
IronBridge Global Focus	—	—	—	477,401	477,401
Mastholm International	—	—	18,645,962	85,177,200	103,823,162
Netols Small Cap Value	—	119,331	351,558	4,419,245	4,890,134

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31st. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1st through the end of the fiscal year.  As of June 30, 2010, the following funds deferred, on a tax basis, post October losses of:

	Post-October	Post October
	Capital Loss Deferred	Currency Loss Deferred
Columbus Core Plus	$4,236,454	$169,779
IronBridge SMID	3,182,601	—
IronBridge Global Focus	364,327	7,255
Mastholm International	2,703,919	—

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

(e)       When-Issued Securities

The Frontegra Columbus Core Plus and Columbus Core Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

(f)        Mortgage Dollar Rolls

The Frontegra Columbus Core Plus and Columbus Core Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.  For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving the sale.

(g)      Futures Contracts

Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or other liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; and 2) the possible absence of a liquid secondary market for any particular instrument at any time. There were no futures contracts open at June 30, 2010.

(h)      Credit Default Swaps

The Columbus Core Plus and Columbus Core Funds may enter into credit default swap agreements.  The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  A credit event is typically a default.

A Fund may be either the buyer or seller of protection in the transaction.  As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”).  At June 30, 2010, the Frontegra Columbus Core Plus and Columbus Core Funds had sale contracts out-

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

standing with Maximum Payout Amounts aggregating $22,140,000 and $2,580,000, respectively, with net unrealized appreciation of $207,958 and $20,274, respectively.  If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer.  As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

(i)       Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions.  The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency.  Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

(j)       Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(k)       Subsequent Events

In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events through the date of issuance for potential recognition or disclosure in these financial statements.

The IronBridge Small Cap Fund, IronBridge SMID Fund and IronBridge Global Focus Fund (collectively, the “Frontegra IronBridge Funds”) were reorganized into corresponding series of IronBridge Funds, Inc., a newly formed open-end management investment company organized as a Maryland corporation, effective July 23, 2010.  As a result, the Frontegra IronBridge Funds are no longer series of the Company.

(l)       Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis.  All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences.  GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2010, the following table shows the reclassifications made:

	Columbus	Columbus	IronBridge	IronBridge	IronBridge	Mastholm	Netols Small
	Core Plus	Core	Small Cap	SMID	Global Focus	International	Cap Value
Paid in capital	$—	$—	$7,510	$—	$(887,532)	$8,464	$—
Accumulated net
investment income (loss)	1,657,905	66,146	(175,810)	7,625	(12,404)	(51,301)	(23,206)
Accumulated net
realized gain (loss)	(1,657,905)	(66,146)	168,300	(7,625)	899,936	42,837	23,206

The permanent differences primarily relate to foreign currency, paydown, swap and Real Estate Investment Trust (REIT) adjustments with differing book and tax methods.

(3)       Investment Advisers and Related Parties
The Frontegra Columbus Core Plus, Columbus Core, Mastholm International Equity and Netols Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds.  IronBridge provides investment advisory services to the IronBridge Small Cap, IronBridge SMID and IronBridge Global Focus Funds.  Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets).  Pursuant to expense cap agreements, Frontegra and IronBridge have agreed to waive their respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below.  Expenses waived are netted with advisory fees on the Statement of Assets and Liabilities.  On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee.  If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the respective adviser.  The expense cap agreements will continue in effect until October 31, 2010 with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

Frontegra Fund	Annual Advisory Fees	Expense Limitation
Columbus Core Plus - Institutional Class	0.40%	0.35%
Columbus Core Plus - Class Y	0.40%	0.75%
Columbus Core	0.42%	0.35%
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID	0.85%	0.95%
IronBridge Global Focus	0.85%	1.00%
Mastholm International Equity	0.95%	0.75%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%

Any waivers or reimbursements are subject to later adjustment to allow the advisers to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that an adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

				Mastholm	Netols
	Columbus	Columbus	IronBridge	International	Small Cap
	Core Plus	Core	Global Focus	Equity	Value
2011	$802,439	$341,113	$—	$2,007,759	$110,227
2012	542,331	276,351	—	1,057,926	111,209
2013	562,186	226,221	126,432	811,681	75,253
	$1,906,956	$843,685	$126,432	$3,877,366	$296,689

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap Fund. During the year ended June 30, 2010, Frontegra recovered $64,646 of previously waived expenses from the IronBridge SMID Fund.

The Frontegra IronBridge Global Focus Fund has entered into an agreement with Frontegra under which Frontegra will provide sub-administration services, including general management of the Fund, Board reporting and oversight, the provision of certain officers of the Funds including the Fund’s President, Treasurer and Chief Compliance Officer, oversight of the Fund’s contracts, supervision of the Fund’s service providers, and oversight of other regulatory matters for the Fund.  For its services, Frontegra, with whom certain officers and a director of the Fund are affiliated, receives an annual fee of 0.05% on the first $200 million of net assets, 0.04% on the next $200 million of assets, and 0.03% on any assets in excess of $400 million.  This fee is calculated daily and payable monthly based on the Fund’s average net assets.

(4)       Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments for the Funds for the year ended June 30, 2010 are summarized below:

						Mastholm	Netols
	Columbus	Columbus	IronBridge	IronBridge	IronBridge	International	Small Cap
	Core Plus	Core	Small Cap	SMID	Global Focus	Equity	Value
Purchases	$3,926,649,038	$611,324,265	$185,497,962	$363,909,766	$61,351,221	$338,322,081	$133,496,121
Sales	$3,995,361,303	$612,193,830	$157,714,514	$187,754,142	$16,791,873	$521,164,682	$ 38,027,856

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Plus Fund were $3,009,054,850 and $2,956,068,955, respectively. Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Fund were $459,991,011 and $449,349,035, respectively.

There were no purchases or sales of long-term U.S. Government securities for the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra IronBridge Global Focus Fund, the Frontegra Mastholm International Equity Fund or the Frontegra Netols Small Cap Value Fund.

(5)       Directors Fees
The Independent Directors of the Funds were paid $58,000 in director fees during the year ended June 30, 2010.  The Interested Director did not receive any remuneration from the Funds.

(6)       Formation of the IronBridge Global Focus Fund
On September 18, 2009, all of the assets and liabilities of the IronBridge Global Focus Fund, L.P. (the “Partnership”) were transferred to the Frontegra IronBridge Global Focus Fund, a newly formed series of the Company.  The market value of assets on the day of transfer of $29,100,861 for the Global Focus Fund became the cost basis for financial reporting purposes of the Fund.  The Global Focus Fund retains the basis and holding periods of the assets transferred from the Partnership for tax purposes.  On the date of the transfer, the tax basis of securities held for the Global Focus Fund was $887,532 lower than their basis for financial reporting purposes.  On June 30, 2010, the tax basis of the remaining securities held by the Global Focus Fund was $1,501,936 lower than the basis for financial reporting purposes.

(7)       Line of Credit
The Frontegra Mastholm International Equity Fund has a $20 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At June 30, 2010, the Fund had no balance outstanding.  Based upon balances outstanding during the year, the weighted average interest rate was 3.25% and the weighted average amount outstanding was $371,507.

(8)       Distribution Plan and Shareholder Servicing Fee
Frontegra, on behalf of the Frontegra Columbus Core Plus Fund and the Frontegra Netols Small Cap Value Fund (collectively, the “Funds”), has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the “Distributor”) for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds.  For the year ended June 30, 2010, the Columbus Core Plus and Netols Small Cap Value Funds incurred $4,016 and $19,316, respectively, under the 12b-1 Plan.

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services.  For the year ended June 30, 2010, the Columbus Core Plus and Netols Small Cap Value Funds incurred $2,410 and $11,589, respectively, in shareholder servicing expenses.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

(9)       Other Derivative Information
At June 30, 2010, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

Columbus Core Plus Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
	and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$343,893	forward exchange contracts	$—
Credit default swap contracts	Unrealized appreciation on		Unrealized depreciation on
	credit default contracts	207,958	credit default contracts	—
Total		$551,851	Total	$—

Columbus Core Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
	and Liabilities Location	Amount	and Liabilities Location	Amount
Credit default swap contracts	Unrealized appreciation on		Unrealized depreciation on
	credit default contracts	$20,274	credit default contracts	$—
Total		$20,274	Total	$—

The Columbus Core Plus Fund held foreign exchange contracts during the current fiscal year with an average notional value of $13,579,001 for the year ended June 30, 2010.  The Columbus Core Plus Fund and Columbus Core Fund were parties to credit default swap contracts during the current fiscal year and had average notional values of $5,535,000 and $645,000, respectively for the year ended June 30, 2010.  With respect to the IronBridge Small Cap Fund, IronBridge SMID Fund, IronBridge Global Focus Fund, Mastholm International Equity Fund, and Netols Small Cap Value Fund, there were no derivative contracts that impacted the Statement of Assets and Liabilities as of June 30, 2010.

For the year ended June 30, 2010, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

Columbus Core Plus Fund
				Change in Net Unrealized
Net Realized Gain on Investments				Appreciation (Depreciation) on Investments
	Options	Contracts	Total		Options	Contracts	Total
Credit Default Swaps	$—	$2,960,659	$2,960,659	Credit Default Swaps	$—	$(214,140)	$(214,140)
Equity/Foreign				Equity/Foreign
exchange contracts		(513,824)	(513,824)	exchange contracts		343,893	343,893
Total	$—	$2,446,835	$2,446,835	Total	$—	$129,753	$129,753

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2010

Columbus Core Fund
				Change in Net Unrealized
Net Realized Gain on Investments				Appreciation (Depreciation) on Investments
	Options	Contracts	Total		Options	Contracts	Total
Credit Default Swaps	$—	$127,420	$127,420	Credit Default Swaps	$—	$20,274	$20,274
Total	$—	$127,420	$127,420	Total	$—	$20,274	$20,274

Credit default swaps are subject to credit risk.  Foreign exchange contracts are subject to foreign exchange risk and counterparty risk.  With respect to the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra IronBridge Global Focus Fund, Frontegra Mastholm International Equity Fund and Frontegra Netols Small Cap Value Fund, there were no derivative contracts that impacted the Statement of Operations during the year ended June 30, 2010.

Frontegra Funds
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
June 30, 2010

To the Shareholders and Board of Directors of Frontegra Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontegra Funds, Inc., (comprising, respectively, Frontegra Columbus Core Plus Fund, Frontegra Columbus Core Fund, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra IronBridge Global Focus Fund, Frontegra Mastholm International Equity Fund (formerly Frontegra New Star International Equity Fund), and Frontegra Netols Small Cap Value Fund, collectively referred to as the “Funds”) as of June 30, 2010, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Frontegra Funds, Inc., at June 30, 2010, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 30, 2010

BOARD OF DIRECTORS’ APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS

Board Approval of Interim and New Advisory Agreements for Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund

The Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Company”), including a majority of the directors who are not “interested persons” of the Company or IronBridge Capital Management, L.P. (“IronBridge”), held a special meeting on February 24, 2010 to consider the restructuring of the advisory agreements for the Frontegra IronBridge Small Cap Fund (the “IronBridge Small Cap Fund”) and Frontegra IronBridge SMID Fund (the “IronBridge SMID Fund”) (collectively, the “IronBridge Funds”).  Frontegra Asset Management, Inc. (“FAM”), the investment adviser to the IronBridge Funds, had notified the Board that it wished to resign as the investment adviser to the Funds and that IronBridge, the current subadviser to the IronBridge Funds, wished to resign as subadviser to the Funds and become the successor principal investment adviser to the Funds, as mutually agreed to by FAM and IronBridge.

In order to avoid disruption of the IronBridge Funds’ investment management program, the Board unanimously approved an interim investment advisory agreement between the Company, on behalf of the IronBridge Funds, and IronBridge (the “Interim Agreement”) in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”).  Additionally, the Board unanimously approved a new investment advisory agreement between the Company, on behalf of the IronBridge Funds, and IronBridge (the “New Agreement”), subject to approval by shareholders of the IronBridge Funds.  Under the New Agreement, IronBridge would continue to provide investment advisory services to the IronBridge Funds, pending shareholder approval of the New Agreement.  The Board considered substantially the same factors in approving the Interim Agreement as were considered in approving the New Agreement.

When the Board reviewed the New Agreement on February 24, 2010, the Board was provided materials relevant to its consideration of the New Agreement, such as IronBridge’s Form ADV and Code of Ethics, information regarding IronBridge’s compliance program, personnel and financial condition and a memorandum prepared by the Company’s legal counsel.  The Board also reviewed a statement from IronBridge regarding the proposed restructuring of the IronBridge Funds’ advisory arrangements.  The Board discussed the proposal with an officer of IronBridge, who attended the meeting and presented additional information to the directors.  The Board reviewed the advisory fees that would be payable by each IronBridge Fund to IronBridge under the New Agreement, the proposed expense cap agreement between the Company and IronBridge on behalf of each IronBridge Fund and comparative fee and expense information provided by an independent third party.  The Board was also provided with IronBridge’s responses to detailed requests submitted by the Company’s legal counsel.  The Board also evaluated the New Agreement in light of the conclusions it reached and information considered in connection with the approval of the previous subadvisory agreement between FAM and IronBridge with respect to the IronBridge Funds on August 18, 2009.

In the course of its review, the Board considered its legal responsibilities in approving the New Agreement.  The Board also considered all factors it deemed to be relevant to the IronBridge Funds, including but not limited to the following:  (1) the quality of services provided to the Funds since IronBridge first became the subadviser to the IronBridge Small Cap Fund in 2002 and to the IronBridge SMID Fund in 2004; (2) the performance of each Fund since IronBridge first became the subadviser to the Funds; (3) the fact that IronBridge, as subadviser to the Funds, has been responsible for the stock selection of the Funds’ portfolios and their day-to-day investment management since their inceptions; (4) the fact that the same portfolio managers would continue to manage the Funds under the New Agreement and thus the Funds would benefit from continuity of portfolio management; (5) the fee structure under the New Agreement would be identical to the fee structure under the Prior Agreement; (6) the investment advisory services under the New Agreement and the Prior Agreement are identical; (7) the terms of the transaction agreement (pursuant to which FAM and certain employees of FAM’s affiliate, Frontier Partners, Inc., will be admitted as limited partners of IronBridge pending approval by shareholders of the IronBridge Funds of the reorganization of the IronBridge Funds into corresponding series of IronBridge Funds, Inc.) (the “Transaction Agreement”), including IronBridge’s agreement to use its reasonable best efforts to comply with Section 15(f) of the 1940 Act; and (8) other factors deemed relevant.

The Board considered whether the New Agreement would be in the best interests of each of the IronBridge Funds and their shareholders and the overall fairness of the New Agreement.  Among other things, the Board reviewed information concerning:  (1) the nature, extent and quality of the services provided by IronBridge; (2) each Fund’s investment performance; (3) the financial condition of IronBridge; (4) the extent to which economies of scale have been or will be realized as each Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of each Fund’s shareholders.  In their deliberations, the Board did not identify any single factor as determinative.

IronBridge Small Cap Fund

Investment Performance of the IronBridge Small Cap Fund.  The Board reviewed the performance record of the IronBridge Small Cap Fund.  It noted that the IronBridge Small Cap Fund had slightly underperformed its benchmark for the one-year period and outperformed its benchmark index for the three-, five-year and since-inception periods ended June 30, 2009.  The Board also reviewed performance information for the year ended December 31, 2009, noting that the IronBridge Small Cap Fund slightly underperformed its benchmark.  The Board also considered IronBridge’s quarterly portfolio commentary and review of the IronBridge Small Cap Fund’s performance.  The Board compared the IronBridge Small Cap Fund’s performance for the period ended June 30, 2009 to the performance for the corresponding composite of IronBridge’s separate account clients.  It noted that the IronBridge Small Cap Fund slightly underperformed the composite.  The Board concluded that IronBridge would continue to provide a high level of advisory services to the IronBridge Small Cap Fund.

Advisory fees for the IronBridge Small Cap Fund.  The Board compared the IronBridge Small Cap Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Fund’s advisory fees were slightly above the industry average but that the total expense ratio of the Fund, after giving effect to the contractual expense cap agreement, was below the industry average.  The Board noted that overall, the Fund’s total expense ratio compared favorably to industry averages.  The Board also noted that IronBridge’s management fees for separately managed accounts are similar to the fees charged to the IronBridge Small Cap Fund.  The Board concluded that the advisory fee to be paid by the Fund to IronBridge was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and profitability.  The Board reviewed information concerning IronBridge’s financial condition, costs and profitability.  The Board also considered the fact that IronBridge had entered into a contractual expense cap agreement on behalf of the IronBridge Small Cap Fund.  The Board concluded that IronBridge’s current level of profitability was reasonable considering the quality of management and the fact that IronBridge has agreed to waive its fees and/or reimburse expenses for the Fund under a new expense cap/reimbursement agreement.  The Board noted that the IronBridge Small Cap Fund’s expenses are below the current expense cap.

IronBridge SMID Fund

Investment Performance of the IronBridge SMID Fund.  The Board reviewed the performance record of the IronBridge SMID Fund.  It noted that the IronBridge SMID Fund had outperformed its benchmark index for the one-, three-year and since-inception periods ended June 30, 2009.  The Board also reviewed performance information for the year ended December 31, 2009, noting that the IronBridge Small Cap Fund slightly underperformed its benchmark.  The Board also considered IronBridge’s quarterly portfolio commentary and review of the IronBridge SMID Fund’s performance.  The Board compared the IronBridge SMID Fund’s performance for the period ended June 30, 2009 to the performance for the corresponding composite of IronBridge’s separate account clients.  It noted that the IronBridge SMID Fund slightly underperformed the composite.  The Board concluded that IronBridge would continue to provide a high level of advisory services to the IronBridge SMID Fund.

Advisory fees for the IronBridge SMID Fund.  The Board compared the IronBridge SMID Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Fund’s advisory fees were slightly above the industry average.  The Board noted that the total expense ratio of Institutional Class shares of the Fund, after giving effect to the contractual expense cap agreement, was below the industry average.  The Board noted that the total expense ratio of Class Y shares of the Fund, after giving effect to the contractual expense cap agreement, was above the industry average. The Board noted that overall, the Fund’s total expense ratios compared favorably to industry averages.  The Board also noted that IronBridge’s management fees for separately managed accounts are similar to the fees charged to the IronBridge SMID Fund.  The Board concluded that the advisory fee to be paid by the Fund to IronBridge was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and profitability.  The Board reviewed information concerning IronBridge’s financial condition, costs and profitability.  The Board also considered the fact that IronBridge had entered into a contractual expense cap agreement on behalf of the IronBridge SMID Fund.  The Board concluded that IronBridge’s current level of profitability was reasonable considering the quality of management and the fact that IronBridge has agreed to waive its fees and/or reimburse expenses for the Fund under a new expense cap/reimbursement agreement.

Board Considerations Applicable to both IronBridge Funds

Nature, Extent and Quality of the Services to be Provided.  The Board considered IronBridge’s background and services it would provide to the IronBridge Funds and their shareholders under the New Agreement.  The Board’s analysis of the nature, extent and quality of IronBridge’s services to the IronBridge Funds took into account knowledge gained from IronBridge’s presentations to the Board at meetings throughout the year in its previous capacity as subadviser to the Funds and in its capacity as investment adviser to another series of the Company.  The Board reviewed and considered IronBridge’s proprietary investment style, key personnel involved in providing investment management services to the Funds and IronBridge’s financial condition.  The Board also considered services provided by IronBridge under the New Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Funds’ investment restrictions and assisting with each Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by IronBridge to the Funds under the New Agreement was appropriate and that the Funds would likely continue to benefit from services provided by IronBridge under the New Agreement.  The Board concluded that the range of services to be provided by IronBridge was appropriate and that IronBridge was qualified to provide such services.

Economies of Scale.  The Board considered whether there may be economies of scale in the management of each IronBridge Fund if its assets were to increase significantly.  However, the Board concluded that the assets of the Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the new expense cap/reimbursement agreement to be in place between IronBridge and the Funds.

Benefits to IronBridge.  The Board considered information presented regarding any benefits to IronBridge or its affiliates from serving as adviser to the IronBridge Funds (in addition to the advisory fee).  The Board noted that IronBridge utilizes soft dollar arrangements on a limited basis, whereby it would receive brokerage and research services from brokers that execute IronBridge’s portfolio transactions.  The Board noted that FAM would receive compensation from IronBridge for its subadministrative services to the Funds pursuant to a subadministration agreement.  The Board also reviewed the principal terms of the Transaction Agreement between IronBridge and FAM, which provides for certain economic benefits to IronBridge and FAM, their affiliates and personnel.  The Board concluded that the benefits to IronBridge from its relationship with the Funds would be reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the New Agreement were fair and reasonable and in the best interest of the shareholders of the IronBridge Small Cap Fund and IronBridge SMID Fund.

Board Approval of New Advisory and Subadvisory Agreements for Frontegra Phocas Small Cap Value Fund

On May 17, 2010, the Board considered the approval of investment advisory and subadvisory agreements in connection with a proposed reorganization of Phocas Small Cap Value Fund, a series of Advisors Series Trust, into Frontegra Phocas Small Cap Value Fund, a new portfolio of the Company.  The Board considered the approval of the investment advisory agreement between the Company, on behalf of the Frontegra Phocas Small Cap Value Fund, and FAM (the “Advisory Agreement”) and a new subadvisory agreement between FAM and Phocas Financial Corporation (“Phocas”) (the “Subadvisory Agreement”).

The Board considered materials it had previously received relevant to its consideration of the Advisory Agreement, such as FAM’s Form ADV, Code of Ethics, information regarding FAM’s compliance program, organizational structure and financial condition and responses to an information request submitted on behalf of the Board.  The Board also reviewed the fee that would be payable by the Frontegra Phocas Small Cap Value

Fund under the Advisory Agreement, the proposed expense caps applicable to each class of the Fund and comparative fee and expense information provided by an independent third party.

In approving the Advisory Agreement, the Board considered the following factors and made the following conclusions:

Nature, extent and quality of the services to be provided.  The Board considered FAM’s background and services it would provide to the Frontegra Phocas Small Cap Value Fund and its shareholders.  The Board discussed the fact that Phocas currently serves as investment adviser to the Phocas Small Cap Value Fund and that Phocas would continue to make the day-to-day investment decisions for the Fund under the supervision of FAM following the reorganization.  The Board noted that FAM has 15 years of experience in hiring and supervising subadvisers to other portfolios in the Frontegra family of funds.  The Board discussed FAM’s responsibilities for overseeing Phocas as subadviser to the Fund and for monitoring the Fund’s compliance with applicable requirements under the securities laws.  The Board concluded that the range of services to be provided by FAM was appropriate.

Performance record of Frontegra Phocas Small Cap Value Fund.  Performance information was not considered because the Frontegra Phocas Small Cap Value Fund had not commenced operations as a series of the Company.

Proposed fees.  The Board compared the Frontegra Phocas Small Cap Value Fund’s contractual advisory fee and total expense ratios to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Fund’s advisory fee was slightly above the industry average and that the Fund’s total expense ratios for both Class L and Class I shares, after giving effect to the proposed expense cap agreement, were below the industry average.  The Board concluded that the advisory fee and total expense ratios are competitive with those of comparable funds.  The Board concluded that the proposed fee to be paid by the Fund to FAM were reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and profitability.  FAM did not provide any specific information regarding the costs of services to be provided or the profits they might realize because the Frontegra Phocas Small Cap Value Fund had not yet commenced operations as a series of the Company.

Economies of scale.  Because the Frontegra Phocas Small Cap Value Fund had not yet commenced operations as a series of the Company, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.

Benefits to FAM.  The Board considered information presented regarding any benefits to FAM or its affiliates from serving as adviser to the Frontegra Phocas Small Cap Value Fund (in addition to the advisory fee).  The Board noted that Frontier Partners, Inc., an affiliate of FAM, will provide consulting services to, and will be compensated by, Phocas.  However, the Board determined that FAM’s services to the Fund would not be compromised by this potential conflict of interest.  The Board noted that FAM would receive compensation from the Fund for its subadministrative services to the Fund pursuant to a subadministration agreement.  The Board concluded that the benefits to FAM from its relationship to the Fund would be reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Frontegra Phocas Small Cap Value Fund.

The Board considered materials previously received relevant to its consideration of the Subadvisory Agreement, such as Phocas’ Form ADV and Code of Ethics and information regarding Phocas’ compliance program, performance track record, investment strategy, trading procedures, personnel and financial condition.  In approving the Subadvisory Agreement between FAM and Phocas regarding the Fund, the Board considered the following factors and made the following conclusions:

Nature, extent and quality of the services to be provided.  The Board considered Phocas’ background as an independent manager specializing in small cap value and large cap value equities, real estate investment trusts and income equity strategies.  The Board reviewed information regarding Phocas’ investment program and the investment experience of the proposed portfolio managers for the Fund.  The Board considered the fact that

Phocas, as the investment adviser to the Phocas Small Cap Value Fund, has made the day-to-day investment decisions for the Fund since its inception and that the Fund would benefit from continuity of portfolio management following the reorganization.  The Board determined that the Fund was likely to benefit from the services Phocas would provide to the Fund.

Investment performance of Phocas.  The Board reviewed historical performance data for Phocas’ small cap value composite and the performance record of the Phocas Small Cap Value Fund.  The Board concluded that Phocas appeared to have an effective small cap value investment process and that Phocas would provide a high level of subadvisory services to the Fund.

Proposed fee.  The Board determined that the proposed subadvisory fee was appropriate in light of the Frontegra Phocas Small Cap Value Fund’s investment style and in comparison to the fees paid by other advisory clients of Phocas.  In evaluating the subadvisory fee, the Board noted that the fee is paid by FAM and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and profitability.  Phocas did not provide any specific information regarding the costs of services to be provided or the profits they might realize because the Fund had not yet commenced operations as a portfolio of the Company.

Economies of scale. Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to Phocas. The Board considered information presented regarding any benefits to Phocas from serving as subadviser to the Fund (in addition to the subadvisory fee).  The Board noted that Phocas receives consulting services from Frontier Partners, Inc.

On the basis of its review of the foregoing information, the Board found that the terms of the Advisory Agreement and Subadvisory Agreement were fair and reasonable and in the best interests of the Frontegra Phocas Small Cap Value Fund.

VOTING RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Frontegra Mastholm International Equity Fund (the “Mastholm Fund”) was held on February 26, 2010.  At the Special Meeting, shareholders voted on a proposal to approve a new subadvisory agreement between Mastholm Asset Management, LLC (“Mastholm”) and Frontegra Asset Management, Inc. (“Frontegra”).  Further details regarding the proposal and the Special Meeting are contained in a definitive proxy statement filed with the SEC on January 14, 2010.

At the Special Meeting held on February 26, 2010, a new subadvisory agreement between Mastholm and Frontegra was approved by the shareholders of the Mastholm Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
16,818,207	0	0	N/A

A special meeting of shareholders (the “Special Meeting”) of the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund and Frontegra IronBridge Global Focus Fund (collectively, the “Funds”) was held on June 29, 2010.  At the Special Meeting, shareholders voted on a proposal to approve a new investment advisory agreement between the Frontegra Funds, Inc. (the “Company”), on behalf of the Frontegra IronBridge Small Cap Fund and the Frontegra IronBridge SMID Fund and IronBridge Capital Management, L.P. (“IronBridge”).  Shareholders also voted on a proposal to approve the agreement and plan of reorganization between the Company, on behalf of the Funds, and IronBridge Funds, Inc., on behalf of the IronBridge Frontegra Small Cap Fund, IronBridge Frontegra SMID Fund and IronBridge Frontegra Global Fund.  Further details regarding each proposal and the Special Meeting are contained in a definitive proxy statement filed with the SEC on May 20, 2010.

At the special meeting held on June 29, 2010, the following actions were taken:

(1)
A new investment advisory agreement between the Company, on behalf of each of the following Funds and IronBridge was approved by shareholders of each Fund (voting separately on a Fund-by-Fund basis) as follows:

Fund	Votes For	Votes Against	Abstained	Broker Non-Votes
Frontegra IronBridge Small Cap Fund	15,178,710	15,199	3,614	N/A
Frontegra IronBridge SMID Fund	28,513,586	31,460	19,409	N/A

(2)
The agreement and plan of reorganization between the Company, on behalf of each of the following Funds, and IronBridge Funds, Inc., on behalf of the IronBridge Frontegra Small Cap Fund, IronBridge Frontegra SMID Fund and IronBridge Frontegra Global Fund was approved by shareholders of each Fund (voting separately on a Fund-by-Fund basis) as follows:

Fund	Votes For	Votes Against	Abstained	Broker Non-Votes
Frontegra IronBridge Small Cap Fund	15,178,710	15,199	3,614	N/A
Frontegra IronBridge SMID Fund	28,510,951	31,460	22,044	N/A
Frontegra IronBridge Global Focus Fund	2,265,492	0	0	N/A

Frontegra Funds
ADDITIONAL INFORMATION
(Unaudited)

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors.  Information pertaining to the directors and officers of the Funds is set forth below.  The SAI includes additional information about the Funds’ directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers
Number of
			Principal	Funds in	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address and Age	Held with	Term of	During Past	Overseen	Held by
as of June 30, 2010	Funds	Office	Five Years	by Director	Director
William D. Forsyth III*	President and	Elected	Mr. Forsyth received his B.S. in Finance	9**	None
Frontegra Asset	Secretary	annually	from the University of Illinois in 1986
Management, Inc.	since	by the	and his M.B.A. from the University of
400 Skokie Boulevard	August 2008;	Board of	Chicago in 1988. Mr. Forsyth has served
Suite 500	Co-President,	Directors	as President of the Adviser since August
Northbrook, IL 60062	Treasurer and		2008 and as Treasurer and a Director of
Born 1963	Assistant		the Adviser since May 1996. Mr. Forsyth
	Secretary		served as Co-President and Assistant
	from May		Secretary of the Adviser from May 1996
	1996 to		until August 2008. Mr. Forsyth has served
	August 2008;		as President of Timpani Capital
	Director	Indefinite	Management LLC since August 2008 and
	since		served as Co-President from April until
	May 1996		August 2008. Mr. Forsyth has served as
President of the Distributor since August
2008 and as Co-President from August
2007 to August 2008. From July 1993
until the present, Mr. Forsyth also served
as a Partner of Frontier Partners, Inc., a
consulting/marketing firm. From April
1987 until June 1993, Mr. Forsyth served
as a Partner of Brinson Partners, Inc., an
investment adviser, and from June 1986
until April 1987, he served as a product
marketing representative of Harris Trust
& Savings Bank. Mr. Forsyth has earned
the right to use the Chartered Financial
Analyst (CFA) designation.

*	Mr. Forsyth is an “interested person” of the Funds because he serves as a director and officer of the Adviser and owns 100% of the Adviser.
**
As of June 30, 2010, the Frontegra Funds consist of nine separate series, seven of which are discussed in this Annual Report.  The Frontegra Sky International Value Fund and Frontegra Timpani Small Cap Growth Fund are additional series of Frontegra that are not included in this Annual Report.  As of the date of this Annual Report, such funds had not commenced operations.

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

Interested Director and Officers
Number of
			Principal	Funds in	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address and Age	Held with	Term of	During Past	Overseen	Held by
as of June 30, 2010	Funds	Office	Five Years	by Director	Director
Elyce D. Dilworth	Chief	Elected	Ms. Dilworth received her B.B.A. in	N.A.	N.A.
Frontegra Asset	Compliance	Annually	Finance from the University of Wisconsin –
Management, Inc.	Officer	by the	Milwaukee in 1989 and her M.S. in
400 Skokie Blvd.,	since	Board of	Accounting from the University of
Suite 500	January 2008;	Directors	Wisconsin – Milwaukee in 1991.
Northbrook, IL 60062	Anti-Money		Ms. Dilworth has served as Chief
Born 1966	Laundering		Compliance Officer of the Adviser since
	Compliance		January 2008 and as Secretary since
	Officer since		August 2008. Ms. Dilworth has served
	February 2008;		as Chief Compliance Officer of Timpani
	Treasurer and		Capital Management LLC since April 2008
	Assistant		and Chief Financial Officer from April 2008
	Secretary since		to March 2010. Ms. Dilworth has served as
	August 2008		Chief Compliance Officer of IronBridge
Funds, Inc. since May 2010. Ms. Dilworth
has served as Chief Compliance Officer of
the Distributor since August 2008. From
June 2004 until May 2007, Ms. Dilworth
was the Chief Compliance Officer for
Van Wagoner Funds, Inc. (n/k/a/ Embarcadero
Funds, Inc.), and the President, Secretary and
Treasurer from January 2005 until May 2007.
From April 1994 until December 2003,
Ms. Dilworth was employed by UMB Fund
Services, Inc., a service provider to mutual
funds and alternative investment products.
From January 1992 until April 1994,
Ms. Dilworth was a Staff Accountant for
PricewaterhouseCoopers LLP, a public
accounting firm.

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

Independent Directors
Number of
			Principal	Funds in	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address and Age	Held with	Term of	During Past	Overseen	Held by
as of June 30, 2010	Funds	Office	Five Years	by Director	Director
David L. Heald	Independent	Indefinite	Mr. Heald received his B.A. in English from	9**	None
400 Skokie Boulevard	Director		Denison University in 1966 and his J.D. from
Suite 260	since		Vanderbilt University School of Law in 1969.
Northbrook, IL 60062	June		Mr. Heald has been a principal and a director
Born 1943	1996		of Consulting Fiduciaries, Inc. ("CFI"), a
registered investment adviser, since August of
1994. CFI provides professional, independent,
fiduciary decision making, consultation and
alternative dispute resolution services to ERISA
plans, plan sponsors and investment managers.
Between April 1994 and August 1994, Mr. Heald
engaged in the private practice of law. From
August 1992 until April 1994, Mr. Heald was a
managing director and the chief administrative
officer of Calamos Asset Management, Inc., a
registered investment adviser specializing in
convertible securities, and he served as an officer
and director of CFS Investment Trust, a registered
investment company comprised of four series.
From January 1990 until August 1992, Mr. Heald
was a partner in the Chicago based law firm of
Gardner, Carton & Douglas.

James M. Snyder	Independent	Indefinite	Mr. Snyder received his B.S. in Finance from	9**	IronBridge
400 Skokie Boulevard	Director		Indiana University in 1969 and his M.B.A. from		Funds, Inc.
Suite 500	since May		DePaul University in 1973. Mr. Snyder is a
Northbrook, IL 60062	2002		private investor and Chairman of The Snyder
Born 1947			Family Foundation. Mr. Snyder served as an
investment professional with Northern Trust
from June 1969 until his retirement in June 2001.
He served in a variety of capacities at Northern
Trust, most recently as Executive Vice President
of Northern Trust and Vice Chairman of Northern
Trust Global Investments. Mr. Snyder has earned
the right to use the CFA designation.
**
As of June 30, 2010, the Frontegra Funds consist of nine separate series, seven of which are discussed in this Annual Report.  The Frontegra Sky International Value Fund and Frontegra Timpani Small Cap Growth Fund are additional series of Frontegra that are not included in this Annual Report.  As of the date of this Annual Report, such funds had not commenced operations.

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

Foreign Tax Credit

For the year ended June 30, 2010, the Frontegra Mastholm International Equity Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows.

	Foreign Source Income Earned	Foreign Taxes Paid
Australia	$230,960	$7,831
Belgium	6,409	961
Bermuda	96,875	—
Brazil	53,453	3,636
Canada	26,489	3,973
Switzerland	144,750	21,712
China	19,507	1,951
Germany	69,580	10,437
Denmark	9,427	1,414
Spain	88,040	13,206
France	51,621	7,732
United Kingdom	591,638	—
Hong Kong	66,996	7,375
Israel	4,540	908
Jersey	39,204	—
Japan	378,770	26,514
Korea, Republic Of	25,187	4,344
Luxembourg	1,659	253
Mexico	39,243	—
Netherlands	71,871	10,781
Russian Federation	3,568	778
Sweden	7,623	1,143
Singapore	45,279	—
Total	$2,072,689	$124,949

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended June 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID	100.00%
IronBridge Global Focus	100.00%
Mastholm International Equity	100.00%
Netols Small Cap Value	100.00%

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2010 was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID	100.00%
IronBridge Global Focus	69.15%
Netols Small Cap Value	100.00%

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2010 was as follows:

Columbus Core Plus	47.01%
Columbus Core	98.84%
IronBridge Small Cap	11.51%
IronBridge SMID	9.81%
Mastholm International Equity	1.23%
Netols Small Cap Value	29.50%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2010 was as follows:

Columbus Core Plus	41.59%

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A Note on Forward-Looking Statements

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser’s, subadvisers’ or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds.  Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund’s position in the securities may have changed.

Additional Information

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds’ investment adviser (the “Adviser”), the authority to vote proxies.  The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund’s subadviser.  A description of the Frontegra Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100.  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund’s portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC’s website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is Incorporated by reference. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Ernst & Young, LLP (“E&Y”), to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  In the following table, “Audit Fees” are fees billed for professional services for the audit of the registrant’s annual financial statements or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-Related Fees” are fees billed for professional services for assurance and related services by E&Y that are reasonably related to the performance of the audit.  “Tax Fees” are fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning.  There were no other services provided by E&Y.  The Audit-Related Fees for fiscal year 2010 relate to a consent issued by E&Y for a Form N-14 filed with the Securities and Exchange Commission. The following table details the aggregate fees billed for each of the last two fiscal years by E&Y.

	FYE 6/30/2010	FYE 6/30/2009
Audit Fees	$200,300	$169,400
Audit-Related Fees	$3,000	$0
Tax Fees	$42,000	$34,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.  In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by E&Y during fiscal 2010.  During the last two fiscal years, there were no non-audit services rendered by E&Y to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.  All of E&Y’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of E&Y.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 8, 2008.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontegra Funds, Inc.

By:          /s/William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:      September 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:      September 9, 2010

By:          /s/Elyce  D. Dilworth
Elyce  D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:      September 9, 2010